UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09917

SENTINEL VARIABLE PRODUCTS TRUST
(Exact name of registrant as specified in charter)

National Life Drive, Montpelier, Vermont			05604
(Address of principal executive offices)			(Zip code)

Sentinel Asset Management, Inc. National Life Drive, Montpelier, Vermont 05604
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(802) 229-3113

Date of fiscal year end:	December 31, 2011

Date of reporting period:	December 31, 2011

Annual Report

December 31, 2011

Sentinel Variable Products

Balanced Fund

Sentinel Variable Products

Bond Fund

Sentinel Variable Products

Common Stock Fund

Sentinel Variable Products

Mid Cap Fund

Sentinel Variable Products

Small Company Fund

A Standard of Stewardship

www.sentinelinvestments.com

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Table of Contents

4	Message to Shareholders

7	Understanding your Sentinel Funds Financial Statements

8	Sentinel Variable Products Balanced Fund

12	Sentinel Variable Products Bond Fund

16	Sentinel Variable Products Common Stock Fund

20	Sentinel Variable Products Mid Cap Fund

24	Sentinel Variable Products Small Company Fund

28	Statement of Assets and Liabilities

30	Statement of Operations

32	Statement of Changes in Net Assets

34	Financial Highlights

36	Notes to Financial Statements

42	Report of Independent Registered Public Accounting Firm

43	Actual and Hypothetical Expenses for Comparison Purposes

44	Information and Services for Shareholders

45	Board Approval of Investment Advisory Agreements

48	Trustees & Officers

Message to Shareholders

Debarred from Certainty

Christian W. Thwaites President and Chief Executive Officer Sentinel Asset Management, Inc.

Waiting. For the Federal Open Market Committee (FOMC), European Central Bank (ECB), politicians, decisions. And for the answer to “Where does growth come from?”

There are no clear answers and so markets hide behind the broad “uncertainty” excuse, track sideways with the occasional downward lurch. No red-blooded businessperson is intimidated by uncertainty, making bold decisions regarding capital spending, innovation and product renewal to exploit it and more than happy to win share from less decisive competitors. The real issue is lack of aggregate demand with a very high liquidity preference. If that sounds too Keynesian, so be it. Fiscal policy is in disarray with unintended contraction coming. And interest rates reflect worry about deflation not borrowing or money supply. But there are unequivocally good things happening in the United States (U.S.). These include a healthy corporate sector, lower household and enterprise debt, low inflation and a slow clearing of the housing market. So press on.

Breaking Rules: An economy with excess capacity throws up anomalies.
	Excess money supply leads to inflation.	It doesn’t. M2, a broad measure of financial assets held principally by households, has grown over 12% recently. Core Consumer Price Index (CPI) less than 3%.

	Government borrowing sends interest rates soaring.	Federal spending started its climb in 2002 and accelerated in the 2008 recession. Meanwhile 10-year U.S. Treasury Notes (GT10s) fell from 6% to less than 2%.

	Inflation threats are everywhere.	Occasional supply tightening (think energy) can change end-user prices but the government has been able to borrow at negative rates(1) for the last year and a half.

	Government crowds out the private sector.	The New Issue Market has no problem borrowing around $25bn a week at record low rates. Ninety-two (92) percent of small businesses say credit supply is no problem.(2)

And why the exception to these rules? Because the economy has so much spare capacity. At the 2008 peak, nominal Gross Domestic Product (GDP) was around $14.5 trillion, in line with potential GDP. This year it will run nearly 5% below, equivalent to $730 billion of lost output. It gets worse. From 2008 to 2012, we will have produced $3.7 trillion less than our capabilities.(3) This waste of economic resources shows up in the underemployed rate of 16% and capacity utilization stuck at around 77%.(4)

Inflation and Deflation: At the core of the economic debate is whether inflation, through government spending or monetary easing, is more a threat than deflation, through austerity and low demand. Let’s be clear. Deflation is an unmitigated disaster for an economy. Banks do not lend because collateral is instantly worth less than the loans and consumers postpone purchases indefinitely. All normal activity seizes. But inflation is manageable. Nominal growth is vastly preferable to inactivity. We’re in a middle ground today. And the morality debate between austerity and spending is not confined to the U.S., which is why we see social unrest, whether benign (Occupy Wall Street) or Molotov slinging (Greece).

Year-end Crunch: We know about 1.2% of fiscal spending falls away at the end of the year. This would be the sum of payroll tax credits, the 2009 stimulus and accelerated depreciation allowances. There’s nothing to replace it although the jobs bill could fill in about 0.5%, slightly more in later years. This has not really sunk in yet despite Bernanke’s very clear statement on “misplaced fears of inflation…and unwarranted disaffection” for fiscal spending and investment. On top of that, we know households have reduced debt by about $80 billion a quarter for four years and personal disposable income is unchanged since 2007. So it’s a slow build. Enough of the gloom, let’s look at some positives.

(1) As measured by the 5-Year Treasury Inflation Indexed Security, Constant Maturity

(2) National Federation of Independent Business

(3) Congressional Budget Office estimates

(4) Federal Reserve Bank of St. Louis, Economic Research

This article contains the current opinions of the author but not necessarily those of Sentinel Investments. The author’s opinions are subject to change without notice. This article is distributed for informational purposes only. Forecasts, estimates, and certain information contained herein are based upon proprietary research and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

The innocent pre-2008 are days gone. Expect volatility.

1.        The U.S. Economy: No double dip. This is for two reasons. One, history shows that monetary tightening instigates a double dip, of which, of course, there’s no sign. Second, there are no excesses in the economy: no inventory build up, price increases, supply bottlenecks or demand. There’s not even asset price inflation (bonds don’t count, they’re a finite-upside asset class and gold is too weird). Less theoretically, we saw nearly all the Federal Reserve (Fed) regional surveys and Institute for Supply Management (ISM) data say the same thing over the summer: shipments, volumes and orders down but prices and employment steady. This reversed in September as manufacturers reported better conditions. More importantly, a full 28%(5) of companies think all major activity measures will improve in the next three months. This seems in keeping with the trend of manufacturing, agricultural and industrial growth and low consumer expectations. It’s one reason why ten of the twelve federal reserve districts reported better or unchanged conditions in October.

2.        European Melodrama: For much of the last year we saw the various European Union (E.U.) players agree that there might be a problem, that something should be done and that they were implacably committed to the euro and Europe. So far so clear. But the markets have also digested and priced in a worst case scenario: i) Greece can not grow its way out of its current problem, so it will default ii) banks will shrink their balance sheets to recapitalize and iii) the EFSF(6) will take on more buying power. The inevitable economic slowdown, again from fiscal consolidation, will be around 1% but, one hopes, accompanied by a reversal of the rate hikes earlier in the year. The markets can live with this. There may be more re-pricing to come, like the widening Bunds/OATs(7) spread and a deal that prevents a Credit Default Swap (CDS) payout (thus obviating a much used risk management tool) but the worst is probably over.

3.        Patience in China: The change in China is from a trade protected, subsidized industry, government preference and undervalued exchange rate mode to an open, consumer, high value manufacturing strategy. This takes years. Authorities have tried to contain inflation and dilute some of the property woes through increased reserve requirements and bank lending restrictions...hence the sovereign wealth fund’s recent buying of bank stocks. This will slow the economy to around 8%. But this is tough to do in an orderly way, especially as nominal Gross National Product (GNP) remains around 18%. Infrastructure growth is bound to slow; there is no marginal utility in adding more high-speed trains once the first big project is complete. Hence the concern around risk assets and the big underperformance of the Shanghai market both year-to-date and since the recent bottom on October 3rd. So we wait the transition.

What this means for capital markets

The innocent pre-2008 are days gone. Expect volatility. Markets distrust most of the news and there’s little conviction in any one direction. Vanilla investors are on the sidelines. Day to day trading is mostly position covering and range bound investing. That’s fine with us. The more algorithms and high frequency trading noise, the easier to spot fundamental anomalies. The challenge is to keep fluid between seemingly different but highly correlated markets. Here’s our process:

Bonds

We thought rates would fall sharply from beginning year levels of 3.3% to around 2.2%...but all the way to 1.75% took us by surprise. The entire yield curve is below the CPI rate. This time last year, the long bond had a real rate of 2.7%. The bond rally is due to a cocktail of i) some pretty deft handling of Twist and transparency from the Fed ii) the risk-off trade liquidity preference iii) growth expectations and iv) the euro’s obvious shortcomings as a viable reserve currency. The best play for bonds right now is:

1.        Trade the U.S. Treasuries: The 10-year note and 30-year bond regularly have 2% to 3% intra-day price moves. Yields can be wiped out quickly. This is not an asset class to buy and tuck away. But clear (to us) price ranges form and Treasuries have very low frictional costs. For now, a 2.10% to 2.5% range for GT10s looks well underpinned.

2.        Mortgage-Backed Securities (MBS): have the duration advantage and running yield. Refinances and loan modification plans can spook prices but we try to manage this by allocating to the 15-year tranches.

3.        Corporate Bonds: correlate to equities so spreads, which drive corporate bond fund management, have widened out from the equity pull back. This will probably change and trading opportunities will come around. But, we’re not thrilled at lending to corporate America for 10 years at 125 basis points over U.S. Treasuries. We’ll wait before committing more.

(5) Federal Reserve Bank of Richmond

(6) European Financial Stability Facility

(7) French government bonds

Equities exhibit all the symptoms of attention deficit hyperactivity disorder (ADHD). They carry one theme for a while, reverse and focus on innocuous details. That’s good for us as we take the longer-term view and like to seek bargains.

Equities

Equities exhibit all the symptoms of attention deficit hyperactivity disorder (ADHD). They carry one theme for a while, reverse and focus on innocuous details. That’s good for us as we take the longer-term view and like to seek bargains. Let’s look at some drivers:

1.        Financials: are likely to have a rough time. This used to be more serious in the days when a healthy, lending financial sector was the transmission mechanism for corporate lending. But that’s no longer the case. Nearly all the banks are going through a once in a lifetime deleveraging process. They simply cannot make 14% return on equity (ROE) — a target from one well-known firm — without risk and a 40:1 liability to equity ratio. Most trade well below book values, which underscores the skepticism that investors have in the value of the book. A couple of banks tried taking price falls (and so lower repurchase prices) in the value of their debt through the income statement. That’s poor quality earnings in any language.

2.        Correction: Price earnings (P/E) multiples have dropped by a quarter in five months to around 11x. That’s equivalent to a 20% earnings per share (EPS) fall, which is in line with full-blown recessions. But we’re not in a recession. So the correction is more due to sentiment and some lower guidance. Meanwhile cash flow yields are around 7%, which is 40% more than the equivalent Moody’s Baa yield, and drive a 20% ROE. That looks like a solid foundation.

3.        Dividends: We always like the dividend growers because cash in hand, growing and well covered, is a lot better for investors than share buy-backs and capital reinvestment. Share buy-backs have been long on promise and short on delivery. Management invariably does less than they announce at market tops. They should try running their purchases through the income statement instead of hiding them in treasury stock; the legerdemain would be self-evident. Dividends also tend to fall less than earnings and we find plenty of opportunities where we are paid to wait.

So we’re not rushing into any markets. There are no screaming bargains but neither is there much overvaluation. The earnings season is generally favorable and EPS growth looks around 18% year-over-year. That’s enough to support prices and outperform most other asset classes in the next six months. We don’t expect volatility to subside so it will pay to have cash at hand and to remain above the noise.

So putting it all together…

1.          Markets have priced fiscal withdrawal and misplaced austerity but…

2.          there’s no relief likely on unemployment…

3.          which means low inflation.

4.          Eurozone will continue to play out a Good North/Bad South morality story. No real winners.

5.          Move bonds into lower duration MBS.

6.          Bond markets are taking too sanguine a view of interest rates, so trade around these.

7.          Buy stocks that won’t make cash calls and have a history of returning real cash.

8.          Dividends are an important part of U.S. equity returns…don’t bet against that.

Source: Sentinel Asset Management, Inc.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information about the Fund and is available from your financial advisor or www.sentinelinvestments.com. Please read the Prospectus carefully before you invest.

Sentinel Investments is the unifying brand name for Sentinel Financial Services Company, Sentinel Asset Management, Inc., and Sentinel Administrative Services, Inc. Sentinel Funds are distributed by Sentinel Financial Services Company, One National Life Drive, Montpelier, VT 05604, 800.282.FUND, www.sentinelinvestments.com.

Understanding your Sentinel Funds Financial Statements

1 Schedule of Investments

This schedule shows you which investments your fund owned on the last day of the reporting period. The schedule includes:

•        a list of each investment

•        the number of shares/par amount of each stock, bond or short-term note

•        the market value of each investment

•        the percentage of investments in each industry

•        the percent and dollar breakdown of each category

2 Statement of Assets and Liabilities

This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund’s net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

Net assets are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

3 Statement of Operations

This statement breaks down how each fund’s net assets changed during the period as a result of the fund’s operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions. Fund operations include:

•        income earned from investments

•        management fees and other expenses

•        gains or losses from selling investments (known as realized gains or losses)

•        gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

4 Statement of Changes in Net Assets

This statement shows how each fund’s net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

•        operations — a summary of the Statement of Operations for the most recent period

•        distributions — income and gains distributed to shareholders

•        capital share transactions — shareholders’ purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

5 Financial Highlights

This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less if the fund or class is not five years old). On a per-share basis, it includes:

•        share price at the beginning of the period

•        investment income and capital gains or losses

•        income and capital gains distributions paid to shareholders

•        share price at the end of the period

It also includes some key statistics for the period:

•        total return — the overall percentage return of the fund, assuming reinvestment of all distributions

•        expense ratio — operating expenses as a percentage of average net assets

•        net income ratio — net investment income as a percentage of average net assets

•        portfolio turnover — the percentage of the portfolio that was replaced during the period

Sentinel Variable Products Balanced Fund

(Unaudited)

Daniel J. Manion, CFA Equity Portfolio Manager David M. Brownlee, CFA Bond Portfolio Manager

In the fourth quarter, the Sentinel Variable Products Balanced Fund had an 8.79% return, versus an 11.82% return for the Standard & Poor’s 500 Index, a 1.12% return for the Barclays Capital U.S. Aggregate Bond Index and a return of 6.59% for the Morningstar U.S. Insurance Fund Moderate Allocation (Balanced) fund category. For the year, the Fund had a 4.05% return, compared to a -0.39% return for the Morningstar category. The S&P 500 Index returned 2.11% through the full year period, while the Barclays Capital U.S. Aggregate Bond Index was up 7.84% over the same period.

The muted annual return in the equity market masked a period of intense interim volatility. A positive start to the year was swiftly tested by higher oil prices as severe political turmoil materialized in North Africa and the Middle East, together with the tsunami in Japan, which set off nuclear fears worldwide. Investors’ anxiety was further compounded by the increasingly deteriorating European sovereign debt crisis, which spread from the periphery of Greece to the core of France. Domestically, improving economic data was thwarted by grave political stalemates, leading to the first-ever downgrade of the U.S. credit rating by Standard and Poor’s. Central banks’ accommodative policies have left them with limited recourse to counteract the global deleveraging and ensuing economic weakness. As investors sought safety towards the end of the year, the Utilities, Consumer Staples and Health Care sectors outperformed the market by a wide margin, while the weakest sectors were Financials and Materials.

During 2011, stock selection contributed positively to the Fund’s performance. Significant individual contributors to the Fund’s performance included KLA-Tencor Corporation, TJX Companies and Marathon Oil Corporation. We maintained our overweight positions in the Industrials and Health Care sectors, with a preference for large cap multinationals. We added to select positions in the Health Care, Financials, and Information Technology sectors, as interesting opportunities arose.

Interest rates were basically unchanged over the fourth quarter, after their previous sharp decline. Federal Reserve efforts to lower longer-term borrowing costs and revive the struggling housing market persisted, while the European sovereign debt crisis remained a strong influence in the bond market. Total returns were positive across the yield curve with the long end performing the best. The “risk on” trade for bonds (lower-quality securities outperforming higher-quality ones) returned in the quarter as high yield and commercial mortgage-backed securities posted strong returns, but for the year, higher quality sectors —U.S. Treasuries, municipal bonds, and investment-grade corporate bonds— vastly outperformed the other sectors. As interest rates remain near historic lows, our focus continues to be on income as we expect returns from price appreciation to be limited, particularly in the U.S. Treasury market, where the risk/reward profiles are extremely unattractive, in our view.

The Sentinel Variable Products Balanced Fund’s asset allocation at the end of the fourth quarter of 2011 was 74% stocks, 23% bonds and 3% cash and cash equivalents. We maintain our focus on seeking attractive opportunities for total long term returns and modest levels of risk in high-quality, large cap stocks. We believe the Sentinel Variable Products Balanced Fund is well positioned to take advantage of the current market dynamics. We plan to maintain a sizeable commitment to fixed-income securities in the Fund as a means of generating income and reducing risk.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest.

Growth of a $10,000 Investment

From Inception through December 31, 2011

Average Annual Total Returns (as of December 31, 2011)

1 year	3 years	5 years	10 years	Since Inception (8/01/03)
4.05%	12.35%	3.18%	—	6.53%

The total annual operating expense ratio set forth in the prospectus dated April 30, 2011 for the Sentinel Variable Products Balanced Fund is 0.85%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Large-capitalization stocks as a group could fall out of favor with the market, causing the funds owning such stocks to underperform investments that focus on small- or medium-capitalization stocks.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Mortgage-backed securities (MBS) are subject to pre-payment risk. Fund shares are not insured or guaranteed by the U.S. government or its agencies.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at December 31, 2011

Portfolio Weightings

Asset Category	Percent of Net Assets
Domestic Common Stocks	69.5%
U.S. Government Obligations	24.7%
Foreign Stocks & ADR’s	3.2%
Domestic Exchange Traded Funds	0.8%
Cash and Other	1.8%

Top 10 Equity Holdings*

Description	Percent of Net Assets
ExxonMobil Corp.	2.3%
Int’l. Business Machines Corp.	1.9%
Chevron Corp.	1.8%
United Technologies Corp.	1.7%
Honeywell Int’l., Inc.	1.4%
PepsiCo, Inc.	1.3%
Procter & Gamble Co.	1.3%
Noble Energy, Inc.	1.3%
Merck & Co., Inc.	1.3%
Schlumberger Ltd.	1.1%
Total of Net Assets	15.4%

Top 10 Fixed Income Holdings*

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FNMA 555743	5.00%	09/01/33	8.5%
FGLMC A79255	5.00%	11/01/37	3.7%
FHR3754 MB	4.00%	01/15/39	3.5%
FNMA 735997	5.50%	11/01/35	3.5%
FNMA 891386	5.50%	10/01/35	2.8%
FGLMC G01665	5.50%	03/01/34	1.4%
Total of Net Assets			23.4%

Average Effective Duration (for all Fixed Income Holdings) 2.5 years**

*“Top 10 Equity Holdings” and “Top 10 Fixed Income Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.

Schedule of Investments

at December 31, 2011

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 24.7%
U.S. Government Agency Obligations 23.4%
Federal Home Loan Mortgage Corporation 8.6%
Collateralized Mortgage Obligations:
FHR 3754 MB
4%, 01/15/39	500 M	$530,626

Mortgage-Backed Securities:
30-Year:
FGLMC G01665
5.5%, 03/01/34	185 M	204,139
FGLMC A79255
5%, 11/01/37	514 M	553,227
		757,366
Total Federal Home Loan Mortgage Corporation		1,287,992

Federal National Mortgage Association 14.8%

Mortgage-Backed Securities:
30-Year:
FNMA 555743
5%, 09/01/33	1,179 M	1,275,149
FNMA 891386
5.5%, 10/01/35	375 M	410,023
FNMA 735997
5.5%, 11/01/35	478 M	522,389
Total Federal National Mortgage Association		2,207,561
Total U.S. Government Agency Obligations		3,495,553
U.S. Treasury Obligations 1.3%
U.S. Treasury Bill
0.003%, 01/05/12	200 M	200,000
Total U.S. Government Obligations (Cost $3,638,114)		3,695,553

	Shares
Domestic Common Stocks 69.5%
Consumer Discretionary 6.9%
Comcast Corp.	5,000	117,800
Gap, Inc.	4,300	79,765
McDonald’s Corp.	1,500	150,495
McGraw-Hill Cos., Inc.	2,500	112,425
Nike, Inc.	1,000	96,370
Omnicom Group, Inc.	2,500	111,450
Time Warner Cable, Inc.	2,000	127,140
Time Warner, Inc.	3,000	108,420
TJX Cos., Inc.	2,000	129,100
		1,032,965
Consumer Staples 8.2%
Altria Group, Inc.	2,000	59,300
CVS Caremark Corp.	1,500	61,170
HJ Heinz Co.	3,000	162,120
Kellogg Co.	2,500	126,425
Kraft Foods, Inc.	4,000	149,440
PepsiCo, Inc.	3,000	199,050

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Philip Morris Int’l., Inc.	1,500	$117,720
Procter & Gamble Co.	2,900	193,459
Wal-Mart Stores, Inc.	2,500	149,400
		1,218,084
Energy 8.8%
Chevron Corp.	2,500	266,000
EOG Resources, Inc.	1,000	98,510
ExxonMobil Corp.	4,000	339,040
Marathon Oil Corp.	2,500	73,175
Marathon Petroleum Corp.	1,250	41,613
McDermott Int’l., Inc.*	3,000	34,530
Noble Energy, Inc.	2,000	188,780
Schlumberger Ltd.	2,500	170,775
Transocean Ltd.	1,000	38,390
Weatherford Int’l. Ltd.*	4,600	67,344
		1,318,157
Financials 7.9%
ACE Ltd.	1,500	105,180
American Express Co.	3,500	165,095
Bank of America Corp.	5,000	27,800
Bank of New York Mellon Corp	3,800	75,658
Chubb Corp.	2,000	138,440
Goldman Sachs Group, Inc.	1,100	99,473
JPMorgan Chase & Co.	2,500	83,125
MetLife, Inc.	2,000	62,360
Morgan Stanley	2,500	37,825
PNC Financial Services Group, Inc.	1,000	57,670
The Travelers Cos., Inc.	2,000	118,340
US Bancorp	4,300	116,315
Wells Fargo & Co.	3,500	96,460
		1,183,741
Health Care 9.3%
Amgen, Inc.	1,000	64,210
Becton Dickinson & Co.	1,000	74,720
Bristol-Myers Squibb Co.	4,000	140,960
Celgene Corp.*	2,000	135,200
Covidien PLC	2,000	90,020
Eli Lilly & Co.	2,000	83,120
Gilead Sciences, Inc.*	2,500	102,325
Johnson & Johnson	1,500	98,370
Medtronic, Inc.	1,600	61,200
Merck & Co., Inc.	5,000	188,500
Pfizer, Inc.	7,500	162,300
Stryker Corp.	1,000	49,710
UnitedHealth Group, Inc.	1,000	50,680
Zimmer Holdings, Inc.*	1,500	80,130
		1,381,445
Industrials 10.6%
Boeing Co.	2,000	146,700
Canadian National Railway Co.	1,800	141,408
Deere & Co.	1,500	116,025
General Dynamics Corp.	1,500	99,615
General Electric Co.	7,500	134,325
Honeywell Int’l., Inc.	4,000	217,400
L-3 Communications Holdings, Inc.	1,500	100,020
Northrop Grumman Corp.	1,700	99,416
Tyco Int’l. Ltd.	3,000	140,130
Union Pacific Corp.	1,000	105,940
United Technologies Corp.	3,500	255,815
Waste Management, Inc.	1,000	32,710
		1,589,504
Information Technology 12.7%
Accenture PLC	1,500	79,845
Activision Blizzard, Inc.	7,500	92,400
Broadcom Corp.	3,000	88,080
Check Point Software Technologies Ltd.*	2,000	105,080
Cisco Systems, Inc.	6,000	108,480
Dell, Inc.*	5,000	73,150
EMC Corp.*	7,000	150,780
Intel Corp.	3,500	84,875
Int’l. Business Machines Corp.	1,500	275,820
KLA-Tencor Corp.	3,000	144,750
Microsoft Corp.	6,000	155,760
NetApp, Inc.*	3,000	108,810
Seagate Technology PLC	2,200	36,080
Teradata Corp.*	1,500	72,765
Texas Instruments, Inc.	4,000	116,440
Visa, Inc.	1,500	152,295
Western Union Co.	2,500	45,650
		1,891,060
Materials 2.5%
El Du Pont de Nemours & Co.	2,500	114,450
Freeport-McMoRan Copper & Gold, Inc.	4,000	147,160
Praxair, Inc.	1,000	106,900
		368,510
Telecommunication Services 2.1%
AT&T, Inc.	2,000	60,480
Rogers Communications, Inc.	2,500	96,275
Verizon Communications, Inc.	4,000	160,480
		317,235
Utilities 0.5%
Entergy Corp.	1,000	73,050
Total Domestic Common Stocks (Cost $7,796,704)		10,373,751
Domestic Exchange Traded Funds 0.8%
Financials 0.8%
SPDR KBW Regional Banking (Cost $106,021)*	5,000	122,050
Foreign Stocks & ADR’s 3.2%
Australia 0.7%
BHP Billiton Ltd. ADR	1,500	105,945
Germany 0.9%
SAP AG ADR	2,500	132,375
Israel 0.4%
Teva Pharmaceutical Industries Ltd. ADR	1,500	60,540
Mexico 0.6%
America Movil SA de CV ADR	4,000	90,400
United Kingdom 0.6%
Diageo PLC ADR	1,000	87,420
Total Foreign Stocks & ADR’s (Cost $352,897)		476,680
Institutional Money Market Funds 1.7%
State Street Institutional US Government Money Market Fund (Cost $246,996)	246,996	246,996
Total Investments 99.9% (Cost $12,140,732)†		14,915,030

Other Assets in Excess of Liabilities 0.1%		10,716

Net Assets 100.0%		$14,925,746

*	Non-income producing.

†

Cost for federal income tax purposes is $12,160,432. At December 31, 2011 unrealized appreciation for federal income tax purposes aggregated $2,754,598 of which $3,410,866 related to appreciated securities and $656,268 related to depreciated securities.

ADR	- American Depositary Receipt

SPDR	- Standard & Poor’s Depository Receipts

The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Bond Fund

(Unaudited)

David M. Brownlee, CFA Portfolio Manager Jason Doiron Portfolio Manager

For the fiscal year ended December 31, 2011, the Sentinel Variable Products Bond Fund returned 7.04%. By comparison, the Barclays Capital U.S. Aggregate Bond Index returned 7.84%, the Barclays Capital U.S. MBS Index returned 6.23%, and the Morningstar U.S. Insurance Fund Intermediate-Term Bond fund category return was 6.13%.

Interest rates were little changed over the fourth quarter of 2011 after their sharp decline in the previous quarter. In its latest attempt to provide more monetary stimulus, the Federal Reserve began “Operation Twist” whereby it started selling short-dated U.S. Treasuries from its portfolio in favor of longer-dated U.S. Treasuries in an effort to flatten the historically steep U.S. Treasury yield curve. It is an attempt to drive down longer-term borrowing costs in the U.S. economy. Also, the Fed began, once again, to purchase mortgage-backed securities (MBS) reinvesting the cash flow runoff from their MBS holdings purchased in QE1 back into the MBS sector instead of into U.S. Treasuries. In addition, the Federal Housing Finance Agency, the regulator and conservator of Fannie Mae and Freddie Mac, made major changes to its Home Affordable Refinance Program (HARP) making it easier for underwater homeowners to lower their monthly mortgage payments. Both programs were developed as an attempt to revive the struggling housing market by lowering mortgage rates which currently stand at 4% for a 30-year fixed-rate loan. Besides these initiatives in the U.S. to keep interest rates low, the bond market was heavily influenced by the sovereign debt crisis in Europe. The lack of fiscal discipline by many member nations of the European Union severely strained debt prices and the Euro currency itself. Unfortunately, there appears to be no quick solution to the crisis and these issues will daunt investors for the foreseeable future.

Interest rates ended the fourth quarter of 2011 basically unchanged from September 30th, but did trade in a wide range on the long end of the yield curve. The U.S. Treasury 10-year Note closed down just 4 basis points to 1.88%. Total returns were positive across the yield curve with the long end performing the best. The yield curve flattened a scant 2 basis points, as measured by the 2-year Note to 30-year Bond yield differential.

Within the fixed-income markets, the “risk on” trade for bonds (lower-quality securities outperforming higher-quality ones) was back in vogue as lower quality sectors such as high yield and commercial mortgage-backed securities posted strong returns for the quarter. However, on a year-to-date basis, higher quality sectors, namely U.S. Treasuries, municipal bonds, and investment-grade corporate bonds, vastly outperformed the other market sectors.

During the quarter, the effective duration of the Sentinel Variable Products Bond Fund was increased from 3.07 years to 4.73 years. This was accomplished by deploying cash to the corporate bond sector; both investment grade and high yield. Exposure to the MBS sector was constant at 62%, but exposure to collateralized mortgage obligations was increased for their superior call-protection versus MBS pools.

Outlook

Even though the U.S. economy definitely gained traction in the second half of 2011, bond market participants remain fixated on the European sovereign debt crisis. The Fed continues Operation Twist and MBS repurchases through the first part of 2012. With interest rates anchored near historic lows for the foreseeable future, our focus continues to be on income as we expect returns from price appreciation to be limited, particularly in the U.S. Treasury market, barring any major geopolitical event. In addition, the risk/reward profiles for U.S. Treasuries are extremely unattractive, in our view. With these low interest rates, we expect investors will seek higher returns and income levels from the non-US. Treasury sectors of the fixed-income market.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass through securities and asset-backed securities. An investment cannot be made in an index.

The Barclays Capital U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC). An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest.

Growth of a $10,000 Investment

From Inception through December 31, 2011

Average Annual Total Returns (as of December 31, 2011)

				Since Inception
1 year	3 years	5 years	10 years	(8/01/03)
7.04%	8.47%	7.15%	—	6.10%

The total annual operating expense ratio set forth in the prospectus dated April 30, 2011 for the Sentinel Variable Products Bond Fund is 0.63%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Mortgage-backed securities (MBS) are subject to pre-payment risk. Fund shares are not insured or guaranteed by the U.S. government or its agencies.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. An investment cannot be made directly in an index.

The Barclays Capital U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC). An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at December 31, 2011

Average Effective Duration

Percent of
Duration	Fixed Income Holdings
Less than 1 yr.	1.3%
1 yr. to 2.99 yrs.	26.3%
3 yrs. to 3.99 yrs.	20.5%
4 yrs. to 5.99 yrs.	20.3%
6 yrs. to 7.99 yrs.	19.8%
8 yrs. and over	11.8%

Average Effective Duration (for all Fixed Income Holdings) 4.7 years**

Top 10 Holdings*

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FNMA 555743	5.00%	09/01/33	5.4%
FGLMC Q04243	4.00%	11/01/41	5.1%
FNMA AJ5469	3.50%	11/01/41	5.0%
FNMA 745418	5.50%	04/01/36	4.8%
FNMA AJ4048	4.00%	10/01/41	4.5%
FNMA 735997	5.50%	11/01/35	4.4%
FGLMC A94593	4.50%	10/01/40	4.4%
FGLMC G01665	5.50%	03/01/34	4.3%
FNMA 745336	5.00%	03/01/36	3.5%
FHR 3754 MB	4.00%	01/15/39	3.0%
Total of Net Assets			44.4%

“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.

Schedule of Investments

at December 31, 2011

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 62.2%
U.S. Government Agency Obligations 62.2%
Federal Home Loan Mortgage Corporation 23.5%
Collateralized Mortgage Obligations:
FHR 3738 BP
4%, 12/15/38	1,500 M	$1,603,023
FHR 3754 MB
4%, 01/15/39	2,000 M	2,122,503
FHR 3852 CE
4.5%, 05/15/41	1,000 M	1,095,499
		4,821,025
Mortgage-Backed Securities:
30-Year:
FGLMC G01665
5.5%, 03/01/34	2,782 M	3,062,094
FGLMC A94593
4.5%, 10/01/40	2,941 M	3,126,164
FGLMC Q04321
3.5%, 11/01/41	1,991 M	2,046,711
FGLMC Q04243
4%, 11/01/41	3,490 M	3,667,394
		11,902,363
Total Federal Home Loan Mortgage Corporation		16,723,388
Federal National Mortgage Association 38.4%
Mortgage-Backed Securities:
25-Year:
FNMA 735703
5%, 04/01/29	1,798 M	1,961,509
30-Year:
FNMA 555743
5%, 09/01/33	3,537 M	3,825,448
FNMA 555783
4.5%, 10/01/33	1,712 M	1,827,463
FNMA 735402
5%, 04/01/35	1,663 M	1,799,092
FNMA 735997
5.5%, 11/01/35	2,870 M	3,134,331
FNMA 745336
5%, 03/01/36	2,313 M	2,500,777
FNMA 745418
5.5%, 04/01/36	3,128 M	3,415,995
FNMA 995525
6%, 12/01/38	1,863 M	2,057,986
FNMA AJ4048
4%, 10/01/41	2,989 M	3,164,202
FNMA AJ5469
3.5%, 11/01/41	3,484 M	3,587,801
		25,313,095
Total Federal National Mortgage Association		27,274,604
Government National Mortgage Corporation 0.3%
Mortgage-Backed Securities:
15-Year:
GNMA 679437X
6%, 11/15/22	197 M	214,715
Total U.S. Government Obligations (Cost $43,526,577)		44,212,707
Corporate Bonds 32.3%
Basic Industry 4.6%
Dow Chemical Co.
4.25%, 11/15/20	850 M	886,788
Georgia-Pacific LLC
5.4%, ll/01/20(a)	275 M	305,144
Mosaic Co.
3.75%, 11/15/21	1,000 M	1,012,466
Sealed Air Corp.
8.375%, 09/15/21(a)	500 M	555,000
Xstrata Canada Financial Corp.
4.95%, 11/15/21(a)	500 M	511,806
		3,271,204
Capital Goods 2.5%
Joy Global, Inc.
5.125%, 10/15/21	875 M	935,832
L-3 Communications Corp.
4.95%, 02/15/21	875 M	868,750
		1,804,582

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
Consumer Cyclical 2.2%
Ford Motor Credit Co. LLC
5.75%, 02/01/21	500 M	$522,315
Kohl’s Corp.
4%, 11/01/21	1,000 M	1,026,576
Consumer Non-Cyclical 1.5%		1,548,891
Pernod Ricard SA
4.45%, 01/15/22(a)	1,000 M	1,049,707
Energy 2.7%
Anadarko Petroleum Corp.
6.45%, 09/15/36	275 M	314,554
Newfield Exploration Co.
5.75%, 01/30/22	525 M	569,625
Nexen, Inc.
6.4%, 05/15/37	975 M	1,036,097
		1,920,276
Financials 5.2%
Ally Financial, Inc.
8%, 11/01/31	500 M	485,000
Bank of America Corp.
5%, 05/13/21	425 M	387,808
Discover Bank/Greenwood DE
7%, 04/15/20	275 M	288,176
Int’l. Lease Finance Corp.
6.5%, 09/01/14(a)	500 M	513,750
JPMorgan Chase & Co
4.625%, 05/10/21	350 M	362,813
Morgan Stanley
5.75%, 01/25/21	975 M	911,051
Regions Bank
7.5%, 05/15/18	500 M	500,000
SLM Corp.
6.25%, 01/25/16	250 M	243,333
		3,691,931
Health Care 0.4%
Cigna Corp.
4%, 02/15/22	250 M	248,194
Insurance 4.6%
American Int’l. Group, Inc.
6.4%, 12/15/20	700 M	707,654
CNA Financial Corp.
5.75%, 08/15/21	800 M	817,842
Liberty Mutual Group, Inc.
7%, 03/07/67(a)	250 M	212,500
Prudential Financial, Inc.
5.375%, 06/21/20	600 M	643,235
XL Capital Ltd.
6.5%, 12/31/49(b)(c)	300 M	237,750
XL Group Ltd.
5.75%, 10/01/21	650 M	687,279
		3,306,260
Media 2.4%
Dish DBS Corp.
6.75%, 06/01/21	500 M	541,250
NBCUniversal Media LLC
4.375%, 04/01/21	1,000 M	1,057,356
XM Satellite Radio, Inc.
7.625%, 11/01/18(a)	125 M	131,875
		1,730,481
Real Estate 2.6%
Health Care Reality, Inc.
4.95%, 01/15/21	875 M	838,207
Simon Property Group
5.65%, 02/01/20	875 M	1,004,456
		1,842,663
Technology 1.5%
Hewlett-Packard Co.
4.375%, 09/15/21	1,000 M	1,034,080
Telecommunications 2.1%
MetroPCS Wireless, Inc.
6.625%, 11/15/20	500 M	467,500
Verizon Communications, Inc:
3.5%, 11/01/21	1,000 M	1,043,287
		1,510,787
Total Corporate Bonds (Cost $22,634,466)		22,959,056
Commercial Mortgage-Backed Securities 3.6%
CSFB 05-C4 AJ
5.19%, 08/15/38	500 M	470,936
CSFB 05-C6 AJ
5.23%, 12/15/40	250 M	237,505
GSMS 07-GG10 A4
5.79%, 08/10/45	1,000 M	1,090,297
JPMCC 06-LDP8 AM
5.44%, 05/15/45	780 M	796,856
Total Commercial Mortgage-Backed Securities (Cost $2,500,142)		2,595,594

	Shares
Institutional Money Market Funds 1.3%
State Street Institutional US Government Money Market Fund (Cost $957,271)	957,271	957,271
Total Investments 99.4% (Cost $69,618,456)†		70,724,628

Other Assets in Excess of Liabilities 0.6%		406,205

Net Assets 100.0%		$71,130,833

†

Cost for federal income tax purposes is $69,618,456. At December 31, 2011 unrealized appreciation for federal income tax purposes aggregated $1,106,172 of which $1,320,827 related to appreciated securities and $214,655 related to depreciated securities.

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the market value of Rule 144A securities amounted to $3,279,782 or 4.61% of net assets.

(b)	Step Up/Down.

(c)

XL Capital Ltd. is currently fixed at 6.5%. On April 15th, 2017 it converts to a variable rate that floats on the 15th of January, April, July, and October. The interest rate will equal the 3-month Libor rate plus 2.4575%.

The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Common Stock Fund

(Unaudited)

Daniel J. Manion, CFA Portfolio Manager Hilary T. Roper, CFA Portfolio Manager

The Sentinel Variable Products Common Stock Fund posted a return of 12.06% for the fourth quarter of 2011, compared to an 11.82% return for the Standard & Poor’s 500 Index and an 11.21% return for the Morningstar U.S. Insurance Fund Large Blend category. For the year, the Sentinel Variable Products Common Stock Fund’s return was 2.10%, compared to the -1.37% return for the Morningstar U.S. Insurance Fund Large Blend category. By comparison, the Standard & Poor’s 500 Index was up 2.11% for the full year.

The muted annual return in the equity market masked a period of intense interim volatility. A propitious start to the year was swiftly tested by higher oil prices as severe political turmoil materialized in North Africa and the Middle East, together with the tsunami in Japan, which set off nuclear fears worldwide. Investors’ anxiety was further compounded by the increasingly deteriorating European sovereign debt crisis, which spread from the periphery of Greece to the core of France. Domestically, improving economic data was thwarted by grave political stalemates, leading to the first-ever downgrade of the U.S. credit rating by Standard and Poor’s. Central banks’ accommodative policies have left them with limited recourse to counteract the global deleveraging and ensuing economic weakness.

For the year, large cap companies kept pace with small cap ones, while mid cap companies languished. As investors sought safety, particularly in the second half of the year, the Utilities, Consumer Staples and Health Care sectors outperformed the general market by a wide margin, while the weakest sectors were Financials and Materials.

During 2011, stock selection contributed positively and significantly to the Fund’s performance. Significant individual contributors to the Fund’s performance included TJX Companies, Marathon Oil Corporation, and IBM. We maintained our overweight position in the Health Care sector, while moderating our exposure to the Industrials and Energy sectors. We appreciably moderated our underweight position in the Financials sector as the year drew to an end, as we believe the risk-reward ratio is turning more constructive, while adding to select positions in the Information Technology sector.

The Sentinel Variable Products Common Stock Fund aims to consistently deliver solid relative returns with moderate levels of risk throughout varied financial market conditions. We continue to believe that patient adherence to our long-held focus on reasonably valued high quality companies will reward our Fund’s shareholders.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest.

Growth of a $10,000 Investment

From December 31, 2001 through December 31, 2011

Average Annual Total Returns (as of December 31, 2011)

1 year	3 years	5 years	10 years
2.10%	14.73%	2.19%	5.20%

Inception Date of Fund - 11/30/00

The total annual operating expense ratio set forth in the prospectus dated April 30, 2011 for the Sentinel Variable Products Common Stock Fund is 0.70%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

Large-capitalization stocks as a group could fall out of favor with the market, causing the funds owning such stocks to underperform investments that focus on small- or medium-capitalization stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at December 31, 2011

Top Sectors*

Sector	Percent of Net Assets
Information Technology	17.1%
Health Care	13.9%
Industrials	13.7%
Financials	13.1%
Energy	12.4%
Consumer Staples	11.3%
Consumer Discretionary	9.7%
Materials	4.1%
Telecommunication Services	3.4%
Utilities	0.4%

Top 10 Holdings**

Description	Percent of Net Assets
ExxonMobil Corp.	2.8%
Int’l. Business Machines Corp.	2.3%
PepsiCo, Inc.	2.2%
Chevron Corp.	2.2%
Procter & Gamble Co.	2.0%
United Technologies Corp.	1.9%
The Travelers Cos., Inc.	1.8%
Honeywell Int’l., Inc.	1.8%
Noble Energy, Inc.	1.7%
Johnson & Johnson	1.7%
Total of Net Assets	20.4%

*“Top Sectors” includes Domestic Common Stocks, Domestic Exchange Traded Funds and Foreign Stocks & ADRs.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at December 31, 2011

		Value
	Shares	(Note 2)
Domestic Common Stocks 93.6%
Consumer Discretionary 9.7%
Comcast Corp.	120,000	$2,827,200
Gap, Inc.	91,900	1,704,745
McDonald’s Corp.	20,000	2,006,600
McGraw-Hill Cos., Inc.	40,000	1,798,800
Nike, Inc.	15,000	1,445,550
Omnicom Group, Inc.	40,000	1,783,200
Staples, Inc.	45,000	625,050
Time Warner Cable, Inc.	35,000	2,224,950
Time Warner, Inc.	75,000	2,710,500
TJX Cos., Inc.	30,000	1,936,500
		19,063,095
Consumer Staples 10.6%
Altria Group, Inc.	50,000	1,482,500
CVS Caremark Corp.	30,000	1,223,400
HJ Heinz Co.	40,000	2,161,600
Kellogg Co.	25,000	1,264,250
Kraft Foods, Inc.	55,000	2,054,800
PepsiCo, Inc.	65,000	4,312,750
Philip Morris Int’l., Inc.	30,000	2,354,400
Procter & Gamble Co.	60,000	4,002,600
Wal-Mart Stores, Inc.	35,000	2,091,600
		20,947,900
Energy 12.4%
Apache Corp.	17,500	1,585,150
Baker Hughes, Inc.	30,000	1,459,200
Chevron Corp.	40,000	4,256,000
EOG Resources, Inc.	15,000	1,477,650
ExxonMobil Corp.	65,000	5,509,400
Marathon Oil Corp.	50,000	1,463,500
Marathon Petroleum Corp.	25,000	832,250
McDermott Int’l., Inc.*	76,300	878,213
Noble Energy, Inc.	35,000	3,303,650
Schlumberger Ltd.	30,000	2,049,300
Transocean Ltd.	18,000	691,020
Weatherford Int’l. Ltd.*	63,800	934,032
		24,439,365
Financials 12.0%
ACE Ltd.	23,000	1,612,760
American Express Co.	43,100	2,033,027
Bank of America Corp.	100,000	556,000
Bank of New York Mellon Corp.	50,000	995,500
Chubb Corp.	30,000	2,076,600
CME Group, Inc.	4,500	1,096,515
Goldman Sachs Group, Inc.	15,000	1,356,450
JPMorgan Chase & Co.	40,000	1,330,000
MetLife, Inc.	40,000	1,247,200
Morgan Stanley	62,500	945,625
PNC Financial Services Group, Inc.	17,500	1,009,225
The Travelers Cos., Inc.	60,000	3,550,200
Toronto-Dominion Bank	25,000	1,870,250
US Bancorp	75,000	2,028,750
Wells Fargo & Co.	70,000	1,929,200
		23,637,302
Health Care 12.8%
Aetna, Inc.	30,000	1,265,700
Amgen, Inc.	30,000	1,926,300
Becton Dickinson & Co.	20,000	1,494,400
Bristol-Myers Squibb Co.	65,000	2,290,600
Celgene Corp.*	15,000	1,014,000
Covidien PLC	25,000	1,125,250
Eli Lilly & Co.	25,000	1,039,000
Forest Laboratories, Inc.*	20,000	605,200
Gilead Sciences, Inc.*	35,000	1,432,550
Johnson & Johnson	50,000	3,279,000
Medtronic, Inc.	36,200	1,384,650
Merck & CO., Inc.	60,000	2,262,000
Mettler-Toledo Int’l., Inc.*	4,800	709,008
Pfizer, Inc.	125,000	2,705,000
Stryker Corp.	10,000	497,100
UnitedHealth Group, Inc.	15,000	760,200
Zimmer Holdings, Inc.*	25,000	1,335,500
		25,125,458
Industrials 13.7%
Babcock & Wilcox Co.*	40,000	965,600
Boeing Co.	30,000	2,200,500

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Canadian National Railway Co.	23,100	$1,814,736
Deere & Co.	30,000	2,320,500
General Dynamics Corp.	25,000	1,660,250
General Electric Co.	100,000	1,791,000
Honeywell Int’l., Inc.	65,000	3,532,750
L-3 Communications Holdings, Inc.	15,000	1,000,200
Northrop Grumman Corp.	30,000	1,754,400
Tyco Int’l. Ltd.	40,000	1,868,400
Union Pacific Corp.	16,200	1,716,228
United Technologies Corp.	50,000	3,654,500
Verisk Analytics, Inc.*	40,000	1,605,200
Waste Management, Inc.	35,000	1,144,850
		27,029,114
Information Technology 16.0%
Accenture PLC	45,000	2,395,350
Activision Blizzard, Inc.	108,500	1,336,720
Broadcom Corp.	50,000	1,468,000
Check Point Software Technologies Ltd.*	40,000	2,101,600
Cisco Systems, Inc.	75,000	1,356,000
Dell, Inc.*	75,000	1,097,250
EMC Corp.*	100,000	2,154,000
Hewlett-Packard Co.	25,000	644,000
Intel Corp.	60,000	1,455,000
Int’l. Business Machines Corp.	25,000	4,597,000
KLA-Tencor Corp.	30,000	1,447,500
Microsoft Corp.	85,000	2,206,600
NetApp, Inc.*	37,000	1,341,990
Seagate Technology PLC	50,000	820,000
Teradata Corp.*	30,000	1,455,300
Texas Instruments, Inc.	85,000	2,474,350
Visa, Inc.	17,500	1,776,775
Western Union Co.	75,000	1,369,500
		31,496,935
Materials 3.2%
El Du Pont de Nemours & Co.	40,000	1,831,200
Freeport-McMoRan Copper& Gold, Inc.	70,000	2,575,300
Praxair, Inc.	17,000	1,817,300
		6,223,800
Telecommunication Services 2.8%
AT&T, Inc.	40,000	1,209,600
Rogers Communications, Inc.	60,000	2,310,600
Verizon Communications, Inc.	50,000	2,006,000
		5,526,200
Utilities 0.4%
Entergy Corp.	10,000	730,500
Total Domestic Common Stocks (Cost $147,750,455)		184,219,669
Domestic Exchange Traded Funds 1.1%
Financials 1.1%
SPDR KBW Regional Banking* (Cost $1,906,678)	90,000	2,196,900
Foreign Stocks & ADR’s 4.4%
Australia 0.9%
BHP Billiton Ltd. ADR	25,000	1,765,750
Germany 1.1%
SAP AG ADR	40,000	2,118,000
Israel 0.5%
Teva Pharmaceutical Industries Ltd. ADR	27,500	1,109,900
Mexico 0.6%
America Movil SA de CV ADR	50,000	1,130,000
Switzerland 0.6%
Novartis AG ADR	20,000	1,143,400
United Kingdom 0.7%
Diageo PLC ADR	15,000	1,311,300
Total Foreign Stocks & ADR’s (Cost $7,150,548)		8,578,350
Institutional Money Market Funds 0.8%
State Street Institutional US Government Money Market Fund (Cost $1,663,991)	1,663,991	1,663,991
Total Investments 99.9% (Cost $158,471,672)†		196,658,910

Other Assets in Excess of Liabilities 0.1%		108,835

Net Assets 100.0%		$196,767,745

*	Non-income producing.

†

Cost for federal income tax purposes is $158,682,227. At December 31, 2011 unrealized appreciation for federal income tax purposes aggregated $37,976,683 of which $49,811,890 related to appreciated securities and $11,835,207 related to depreciated securities.

ADR	- American Depositary Receipt

SPDR	- Standard & Poor’s Depository Receipts

The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Mid Cap Fund

(Unaudited)

Betsy Pecor, CFA Lead Portfolio Manager Charles C. Schwartz, CFA Co-Portfolio Manager Matthew J. McGeary, CFA Co-Portfolio Manager

For the fourth quarter of 2011, the Sentinel Variable Products Mid Cap Fund returned 12.15%, yet underperformed both the Russell Midcap Index and the Standard & Poor’s MidCap 400 Index which returned 12.31% and 12.98%, respectively. However, the Fund did outperform the Morningstar U.S. Insurance Fund Mid-Cap Growth category which returned 9.29% for the quarter. For full year 2011 the Fund’s positive 3.62% return handily outpaced the Russell Midcap Index return of -1.55%, the Standard & Poor’s MidCap 400 Index return of -1.73% and the Morningstar U.S. Insurance Fund Mid-Cap Growth category return of -4.90%.

The final returns tally for 2011 may lead the casual observer to conclude that mid cap stocks had a fairly uneventful, if not somewhat disappointing, year. For the professional investor, however, 2011 was anything but uneventful. While the year began in routine fashion, the second half of 2011 brought with it extreme market volatility driven by jarring headlines from nearly every corner of the globe. Those included fierce federal debt debates and governmental gridlock in the U.S., the violent Arab Spring in the Middle East and multiple threats to the very existence of the Eurozone. Despite this volatility and global economic uncertainty, the Fund’s investment team remained disciplined to our process and focused on individual security selection.

In the fourth quarter, the Fund’s Information Technology, Industrial and Consumer Staples sectors performed the best relative to the corresponding sectors in the Russell Midcap Index. The Fund’s outperformance in the Information Technology sector was due to the performance of F5 Networks Inc. and NeuStar Inc. In Industrials, both Flowserve Corp. and Ametek Inc. were solid performers. The two sectors that contributed negatively were Health Care and Consumer Discretionary.

For full year 2011, Industrials, Information Technology and Consumer Staples were our outperforming sectors compared to the Russell Midcap Index. The strong performance in the Industrials sector was due to holdings in the Commercial and Professional Services industry. Noteworthy performers included Copart Inc., Waste Connections Inc. and MSC Industrial Direct Corp. The Information Technology sector benefited from solid performance in Nuance Communications Inc. and Neustar Inc. For the full year, our results in both Health Care and Financials lagged the benchmark due to stock selection.

We believe our approach of maintaining a well-balanced portfolio of high quality mid cap companies which we believe have strong fundamentals should deliver solid risk-adjusted returns over the intermediate and long term. We will continue to maintain our focus on valuation which enables us to make appropriate trading decisions even in times of heightened market volatility and uncertainty. We continue to work hard to ensure we are rigorously implementing our process and aligning the Fund for long-term success. As always, we appreciate your confidence in us and we will do our very best to help you achieve your investment goals.

The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe.

The Standard & Poor’s MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. stock market. The market value-weighted index is based on 400 stocks chosen on the basis of market capitalization, liquidity and industry group representation.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest.

Growth of a $10,000 Investment

From December 31, 2001 through December 31, 2011

Average Annual Total Returns (as of December 31, 2011)

1 year	3 years	5 years	10 years
3.62%	18.68%	1.93%	3.84%

Inception Date of Fund - 11/30/00

The total annual operating expense ratio set forth in the prospectus dated April 30, 2011 for the Sentinel Variable Products Mid Cap Fund is 0.81%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

Midsized company stocks can be more volatile than large company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. An investment cannot be made directly in an index.

The Standard & Poor’s MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. stock market. The market value-weighted index is based on 400 stocks chosen on the basis of market capitalization, liquidity and industry group representation. An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at December 31, 2011

Top Sectors*

Sector	Percent of Net Assets
Information Technology	18.5%
Industrials	17.3%
Consumer Discretionary	14.7%
Healthcare	13.9%
Financials	10.7%
Energy	8.2%
Consumer Staples	4.6%
Materials	4.5%
Telecommunication Services	1.4%
Utilities	1.3%

Top 10 Holdings**

Description	Percent of Net Assets
LKQ Corp.	1.6%
NICE Systems Ltd.	1.6%
HCC Insurance Holdings, Inc.	1.5%
Plains Explorations & Production Co.	1.5%
Nu Skin Enterprises, Inc.	1.4%
Church &Dwight Co., Inc.	1.4%
AptarGroup, Inc.	1.4%
Resmed, Inc.	1.4%
Superior Energy Services, Inc.	1.4%
Core Laboratories NV	1.3%
Total of Net Assets	14.5%

*“Top Sectors” includes Domestic Common Stocks, Foreign Stocks & ADRs and Real Estate Investment Trusts.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at December 31, 2011

		Value
	Shares	(Note 2)
Domestic Common Stocks 92.1%
Consumer Discretionary 14.7%
Ascena Retail Group, Inc.*	6,500	$193,180
BorgWarner, Inc.*	950	60,553
Darden Restaurants, Inc.	3,930	179,129
Dick’s Sporting Goods, Inc.	5,150	189,932
Dollar Tree, Inc.*	2,330	193,646
Gentex Corp.	5,680	168,071
Gildan Activewear, Inc.	3,100	58,249
Guess? Inc	4,290	127,928
Hanesbrands, Inc.*	4,200	91,812
Jarden Corp.	3,470	103,684
LKQ Corp.*	8,900	267,712
Morningstar, Inc.	2,650	157,543
O’Reilly Automotive, Inc.*	1,800	143,910
PVH Corp.	2,560	180,454
Texas Roadhouse, Inc.	7,170	106,833
Tractor Supply Co.	2,230	156,435
		2,379,071
Consumer Staples 4.6%
Church & Dwight Co., Inc.	4,900	224,224
Flowers Foods, Inc.	10,110	191,888
Nu Skin Enterprises, Inc.	4,900	237,993
Ralcorp Holdings, Inc.*	1,090	93,195
		747,300
Energy 8.2%
Core Laboratories NV	1,890	215,366
Dril-Quip, Inc.*	1,750	115,185
Newfield Exploration Co.*	3,840	144,883
Plains Exploration & Production Co.*	6,630	243,454
Range Resources Corp.	1,650	102,201
Superior Energy Services, Inc.*	7,600	216,144
Tidewater, Inc.	3,600	177,480
Weatherford Int’l. Ltd.*	7,110	104,090
		1,318,803
Financials 10.1%
Affiliated Managers Group, Inc.*	1,240	118,978
City National Corp/CA	3,620	159,932
East West Bancorp, Inc.	9,050	178,737
Endurance Specialty Holdings Ltd.	3,830	146,497
Everest Re Group Ltd	1,400	117,726
HCC Insurance Holdings, Inc.	8,920	245,300
MSCI, Inc.*	2,530	83,313
New York Community Bancorp Inc	9,061	112,085
Northern Trust Corp.	2,180	86,459
Raymond James Financial, Inc.	4,820	149,227
WR Berkley Corp.	3,300	113,487
Zions Bancorporation	7,410	120,635
		1,632,376
Health Care 13.1%
Bio-Rad Laboratories, Inc.*	1,120	107,565
Catalyst Health Solutions, Inc.*	3,300	171,600
Dentsply Int’l., Inc.	4,400	153,956
Endo Pharmaceuticals Holdings, Inc.*	4,400	151,932
Gen-Probe, Inc.*	2,000	118,240
Henry Schein, Inc.*	1,810	116,618
IDEXX Laboratories, Inc.*	1,760	135,450
Life Technologies Corp.*	3,730	145,134
Masimo Corp.*	5,500	102,768
Mednax, Inc.*	2,050	147,620
Mettler-Toledo Int’l., Inc.*	700	103,397
Quality Systems, Inc.	3,340	123,547
Resmed, Inc.*	8,750	222,250
Techne Corp.	2,560	174,746
Varian Medical Systems, Inc.*	2,050	137,616
		2,112,439
Industrials 17.3%
Ametek, Inc.	4,540	191,134
CH Robinson Worldwide, Inc.	1,160	80,945
Cintas Corp.	4,420	153,860
Copart, Inc.*	4,490	215,026
Donaldson Co., Inc.	2,720	185,177
Flowserve Corp.	1,890	187,715

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Gardner Denver, Inc.	1,450	$111,737
IDEX Corp.	4,760	176,644
IHS, Inc.*	2,150	185,244
Jacobs Engineering Group, Inc.*	3,700	150,146
JB Hunt Transport Services, Inc.	3,700	166,759
Joy Global, Inc.	1,570	117,703
MSC Industrial Direct Co., Inc.	2,370	169,573
Quanta Services, Inc.*	8,000	172,320
Roper Industries, Inc.	2,360	205,013
Stericycle, Inc.*	1,750	136,360
Waste Connections, Inc.	5,720	189,561
		2,794,917
Information Technology 16.9%
Altera Corp.	2,250	83,475
ANSYS, Inc.*	2,650	151,792
Citrix Systems, Inc.*	1,310	79,543
Dolby Laboratories, Inc.*	6,160	187,942
F5 Networks, Inc.*	1,150	122,038
FLIR Systems, Inc.	4,850	121,589
Informatica Corp.*	3,400	125,562
Jack Henry & Associates, Inc.	4,190	140,826
Microchip Technology, Inc.	2,530	92,674
Micros Systems, Inc.*	4,100	190,978
NeuStar, Inc.*	3,720	127,112
Nuance Communications, Inc.*	6,700	168,572
Open Text Corp.*	3,550	181,547
Plantronics, Inc.	5,040	179,626
Polycom, Inc.*	9,690	157,947
Power Integrations, Inc.	4,970	164,805
Riverbed Technology, Inc.*	6,220	146,170
Semtech Corp.*	6,410	159,096
Trimble Navigation Ltd.*	3,480	151,032
		2,732,326
Materials 4.5%
AptarGroup, Inc.	4,270	222,766
Ecolab, Inc.	3,300	190,773
Rockwood Holdings, Inc.*	3,450	135,826
Steel Dynamics, Inc.	13,125	172,594
		721,959
Telecommunication Services 1.4%
American Tower Corp.	2,530	151,825
tw telecom, Inc.*	3,950	76,551
		228,376
Utilities 1.3%
ITC Holdings Corp.	2,660	201,841
Total Domestic Common Stocks (Cost $11,943,450)		14,869,408
Foreign Stocks & ADR’s 2.4%
Israel 1.6%
NICE Systems Ltd. ADR*	7,175	247,179
United Kingdom 0.8%
Shire Ltd. ADR	1,290	134,031
Total Foreign Stocks & ADR’s (Cost $232,668)		381,210
Real Estate Investment Trusts 0.6%
Financials 0.6%
Home Properties, Inc.(a)	1,850	106,504
Total Real Estate Investment Trusts (Cost $71,276)		106,504
Institutional Money Market Funds 2.3%
State Street Institutional US Government Money Market Fund (Cost $364,952)	364,952	364,952

	Principal
	Amount
	(M=$1,000)
U.S. Government Obligations 2.5%
Federal Home Loan Mortgage Corporation 2.5%
Agency Discount Notes:
0.001%, 01/06/12
(Cost $400,000)	400 M	400,000
Total Investments 99.9% (Cost $13,012,346)†		16,122,074

Other Assets in Excess of Liabilities 0.1%		12,248

Net Assets 100.0%		$16,134,322

*	Non-income producing.

†

Cost for federal income tax purposes is $13,098,769. At December 31, 2011 unrealized appreciation for federal income tax purposes aggregated $3,023,305 of which $3,625,652 related to appreciated securities and $602,347 related to depreciated securities.

(a)	Return of capital paid during the fiscal period.

ADR	- American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Small Company Fund

(Unaudited)

Charles C. Schwartz, CFA Lead Portfolio Manager Betsy Pecor, CFA Co-Portfolio Manager Matthew J. McGeary, CFA Co-Portfolio Manager

For the fourth quarter of 2011, the Sentinel Variable Products Small Company Fund returned 12.51%, which compares to the 15.47% return for the Russell 2000 Index, the 17.17% return for the Standard & Poor’s SmallCap 600 Index, and the 13.15% return for the Morningstar U.S. Insurance Fund Small Growth category. For the full year 2011, the Fund returned 3.02%, which compares favorably with the -4.18% return for the Russell 2000 Index, the 1.02% return for the Standard & Poor’s SmallCap 600 Index, and the -2.29% return for the Morningstar U.S. Insurance Fund Small Growth category.

The market has rebounded nicely from the painful declines of late 2008 and early 2009, with the first quarter of 2011 being an extension of that market recovery. During the second quarter, small cap stocks slowed meaningfully from the fast pace that marked the start of the year, followed by a steep drop in the third quarter as global economic concerns sparked investors to take money off the table. A combination of a softening of these concerns and oversold conditions resulted in a sharp market rally from the early October lows with the year ending on a strong note. Unlike much of the market advance off the lows of early 2009, there was more of a higher quality / valuation sensitive nature to the movement in small caps in 2011, which played well with our investment style. In this market, the Fund behaved entirely consistent with our conservative growth investment discipline, which tends to lag in speculative based market rallies and outperform when quality and valuation are weighed more heavily by investors.

In the fourth quarter, the Fund’s holdings in Financials and Consumer Staples did well compared to the corresponding sectors in the Russell 2000 Index. Within Financials, our stock selection in the Insurance and Diversified groups was beneficial to returns. Noteworthy performers included Delphi Financial (acquired by Tokio Marine) and East West Bancorp. Our stock selection in the Food & Beverage group within the Consumer Staples sector helped our relative performance for the quarter. Our holdings in Hain Celestial and Nu Skin performed well during the quarter. However, our results in Health Care and Industrials lagged the Russell 2000 Index for the period.

For the full year, the Fund’s holdings in Consumer Discretionary, Industrials and Materials did well compared to the corresponding sectors in the Russell 2000 Index. Our stock selection in the Retailing group within the Consumer Discretionary sector helped our relative performance for the year. In particular, our holdings in Buffalo Wild Wings and LKQ Corp. performed well for the period. The Industrials sector benefited from strong performance in our Capital Goods and Services holdings, such as Wabtec and Waste Connections. Within Materials, our stock selection in the Chemicals group was beneficial to returns. Noteworthy performers included Rockwood Holdings and NewMarket Corp. Our results in the Health Care and Utilities sectors lagged the Russell 2000 Index in the period.

We believe our focus on building a well-balanced portfolio of high quality small companies that we believe have solid financial characteristics while maintaining a critical eye on valuation will continue to deliver solid risk-adjusted returns. We believe that a disciplined execution of our conservative growth style has served our shareholders well in the past and we believe we are taking prudent measures toward aligning the Fund for continued long-term success. As always, we appreciate your confidence in us and we will do our very best to help you achieve your investment goals.

The Russell 2000 Index is an unmanaged index that measures the performance of 2000 small-cap companies within the U.S. equity universe. An investment cannot be made directly in an index.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index that measures the performance of 600 small-cap companies with market capitalization of $300 million to $1.5 billion within the U.S. equity universe. An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest.

Growth of a $10,000 Investment

From December 31, 2001 through December 31, 2011

Average Annual Total Returns (as of December 31, 2011)

1 year	3 years	5 years	10 years
3.02%	17.47%	3.57%	7.62%

Inception Date of Fund - 11/30/00

The total annual operating expense ratio set forth in the prospectus dated April 30, 2011 for the Sentinel Variable Products Small Company Fund is 0.75%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

Small company stocks can be more volatile than large company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Russell 2000 Index is an unmanaged index that measures the performance of 2000 small-cap companies within the U.S. equity universe. An investment cannot be made directly in an index.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index that measures the performance of 600 small-cap companies with market capitalization of $300 million to $1.5 billion within the U.S. equity universe. An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at December 31, 2011

Top Sectors*

Sector	Percent of Net Assets
Information Technology	20.8%
Industrials	17.9%
Consumer Discretionary	14.7%
Healthcare	13.9%
Financials	12.8%
Energy	6.5%
Consumer Staples	4.9%
Materials	3.1%
Utilities	1.1%

Top 10 Holdings**

Description	Percent of Net Assets
NICE Systems Ltd.	1.8%
Buffalo Wild Wings, Inc	1.8%
Hain Celestial Group, Inc.	1.7%
Open Text Corp.	1.6%
Dioders, Inc.	1.6%
Copart, Inc.	1.5%
Ascena Retail Group, Inc.	1.5%
Plantronics, Inc.	1.4%
Delphi Financial Group, Inc.	1.4%
East West Bancorp, Inc.	1.4%
Total of Net Assets	15.7%

*”Top Sectors” includes Domestic Common Stocks, Foreign Stocks & ADRs and Real Estate Investment Trusts.

**”Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at December 31, 2011

		Value
	Shares	(Note 2)
Domestic Common Stocks 91.0%
Consumer Discretionary 14.7%
Ascena Retail Group, Inc.*	27,700	$823,244
Buffalo Wild Wings, Inc.*	15,000	1,012,650
Iconix Brand Group, Inc.*	45,200	736,308
LKQ Corp.*	13,400	403,072
Men’s Wearhouse, Inc.	14,800	479,668
Monro Muffler Brake, Inc.	17,900	694,341
Morningstar, Inc.	8,200	487,490
Penn National Gaming, Inc.*	15,400	586,278
Steven Madden Ltd.*	17,900	617,550
Texas Roadhouse, Inc.	47,900	713,710
Vitamin Shoppe, Inc.*	16,200	646,056
Warnaco Group, Inc.*	7,300	365,292
Wolverine World Wide, Inc.	20,800	741,312
		8,306,971
Consumer Staples 4.9%
Casey’s General Stores, Inc.	10,000	515,100
Flowers Foods, Inc.	36,600	694,668
Hain Celestial Group, Inc.*	26,900	986,154
Nu Skin Enterprises, Inc.	12,300	597,411
		2,793,333
Energy 6.5%
CARBO Ceramics, Inc.	4,200	517,986
Dril-Quip, Inc.*	9,000	592,380
Key Energy Services, Inc.*	31,200	482,664
Oil States Int’l., Inc.*	5,800	442,946
Resolute Energy Corp.*	39,400	425,520
Superior Energy Services, Inc.*	26,600	756,504
Tidewater, Inc.	9,900	488,070
		3,706,070
Financials 10.5%
City National Corp/CA	12,400	547,832
Delphi Financial Group, Inc.	17,800	788,540
East West Bancorp, Inc.	39,500	780,125
Endurance Specialty Holdings Ltd.	19,700	753,525
Evercore Partners, Inc.	13,700	364,694
HCC Insurance Holdings, Inc.	18,300	503,250
Portfolio Recovery Associates, Inc.*	6,600	445,632
ProAssurance Corp.	6,000	478,920
Prosperity Bancshares, Inc.	9,500	383,325
Stifel Financial Corp.*	18,500	592,925
SVB Financial Group*	6,200	295,678
		5,934,446
Health Care 13.3%
Bio-Rad Laboratories, Inc.*	4,000	384,160
Catalyst Health Solutions, Inc.*	13,300	691,600
Cyberonics, Inc.*	21,200	710,200
Gen-Probe, Inc.*	6,900	407,928
HaemoneticsCorp.*	10,700	655,054
ICU Medical, Inc.*	13,100	589,500
Integra LifeSciences Holdings Corp.*	14,400	443,952
Masimo Corp.*	19,500	364,357
MedAssets, Inc.*	3,300	30,525
Myriad Genetics, Inc.*	27,400	573,756
NxStage Medical, Inc.*	20,900	371,602
Quality Systems, Inc.	11,800	436,482
Sirona Dental Systems, Inc.*	12,450	548,298
Techne Corp.	9,200	627,992
Volcano Corp.*	12,600	299,754
West Pharmaceutical Services, Inc.	10,400	394,680
		7,529,840
Industrials 17.9%
Actuant Corp.	27,900	633,051
Aerovironment, Inc.*	15,100	475,197
Clarcor, Inc.	13,900	694,861
Copart, Inc.*	17,400	833,286
Esterline Technologies Corp.*	6,100	341,417
Forward Air Corp.	9,500	304,475
Gardner Denver, Inc.	5,200	400,712
Genesee & Wyoming, Inc.*	5,500	333,190

The accompanying notes are an integral part of the financial statements.

	Shares	(Note 2)
Healthcare Services Group, Inc.	38,550	$681,949
Heartland Express, Inc.	23,100	330,099
HUB Group, Inc.*	10,000	324,300
IDEX Corp.	19,600	727,356
II-VI, Inc.*	29,700	545,292
Kaydon Corp.	11,000	335,500
Middleby Corp.*	7,500	705,300
MSC Industrial Direct Co., Inc.	5,400	386,370
Ritchie Bros Auctioneers, Inc.	17,800	393,024
Toro Co.	7,100	430,686
Wabtec Corp.	8,600	601,570
Waste Connections, Inc.	19,800	656,172
		10,133,807
Information Technology 19.0%
Acme Packet, Inc.*	13,800	426,558
ANSYS, Inc.*	5,600	320,768
CommVault Systems, Inc.*	10,200	435,744
Constant Contact, Inc.*	20,100	466,521
Diodes, Inc.*	41,600	886,080
Factset Research Systems, Inc.	3,900	340,392
Hittite Microwave Corp.*	10,400	513,552
j2 Global, Inc.	27,100	762,594
Jack Henry & Associates, Inc.	21,500	722,615
Micros Systems, Inc.*	16,300	759,254
NeuStar, Inc*	13,800	471,546
Open Text Corp.*	17,600	900,064
Plantronics, Inc.	23,000	819,720
Power Integrations, Inc.	19,800	656,568
Progress Software Corp.*	34,900	675,315
Rofin-Sinar Technologies, Inc.*	29,700	678,645
Semtech Corp.*	21,700	538,594
SolarWinds, Inc.*	14,600	408,070
		10,782,600
Materials 3.1%
AptarGroup, Inc.	11,500	599,955
NewMarket Corp.	2,150	425,937
Rockwood Holdings, Inc.*	7,000	275,590
Sensient Technologies Corp.	12,400	469,960
		1,771,442
Utilities 1.1%
Atmos Energy Corp.	9,100	303,485
ITC Holdings Corp.	4,100	311,108
		614,593
Total Domestic Common Stocks (Cost $39,280,013)		51,573,102
Foreign Stocks & ADR’s 2.4%
Ireland 0.6%
ICON PLC ADR*	20,000	342,200
Israel 1.8%
NICE Systems Ltd. ADR*	29,400	1,012,830
Total Foreign Stocks & ADR’s (Cost $1,302,531)		1,355,030
Real Estate Investment Trusts 2.3%
Financials 2.3%
BioMed Realty Trust, Inc.(a)	18,200	329,056
Corporate Office Properties Trust(a)	19,600	416,696
Home Properties, Inc.(a)	8,800	506,616
Total Real Estate Investment Trusts (Cost $1,193,430)		1,252,368
Institutional Money Market Funds 1.7%
State Street Institutional US Government Money Market Fund (Cost $982,230)	982,230	982,230

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
Corporate Short-term Notes 2.8%
Chevron Texaco Corp.
0.02%, 01/06/12
(Cost $1,599,996)	1,600 M	1,599,996
Total Investments 100.2% (Cost $44,358,200)†		56,762,726

Excess of Liabilities Over Other Assets (0.2)%		(92,833)

Net Assets 100.0%		$56,669,893

*	Non-income producing.

†

Cost for federal income tax purposes is $44,622,725. At December 31, 2011 unrealized appreciation for federal income tax purposes aggregated $12,140,001 of which $13,575,165 related to appreciated securities and $1,435,164 related to depreciated securities.

(a)	Return of capital paid during the fiscal period.

ADR	- American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

at December 31, 2011

	SVP	SVP	SVP
	Balanced	Bond	Common Stock
	Fund	Fund	Fund
Assets
Investments at value	$14,915,030	$70,724,628	$196,658,910
Receivable for fund shares sold	376	12,145	—
Receivable for dividends and interest	30,521	456,518	290,694
Total Assets	14,945,927	71,193,291	196,949,604

Liabilities
Payable for fund shares repurchased	625	15,042	30,180
Accrued expenses	11,404	17,403	52,169
Management fee payable	6,898	24,010	82,933
Fund service fee payable	1,254	6,003	16,577
Total Liabilities	20,181	62,458	181,859
Net Assets	$14,925,746	$71,130,833	$196,767,745
Shares Outstanding	1,262,883	7,073,577	14,388,570
Net Asset Value and Maximum Offering Price Per Share	$11.82	$10.06	$13.68

Net Assets Represent
Shares of beneficial interest at par value	$1,263	$7,074	$14,389
Paid-in capital	12,114,830	70,039,039	160,451,274
Accumulated undistributed net investment income (loss)	372	1	(12,596)
Accumulated undistributed net realized gain (loss) on investments and foreign exchange	34,979	(21,453)	(1,872,699)
Unrealized appreciation (depreciation) of investments and foreign exchange	2,774,302	1,106,172	38,187,377
Net Assets	$14,925,746	$71,130,833	$196,767,745
Investments at Cost	$12,140,732	$69,618,456	$158,471,672

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	SVP	SVP
	Mid Cap	Small Company
	Fund	Fund
Assets
Investments at value	$16,122,074	$56,762,726
Receivable for securities sold	122,366	186,190
Receivable for fund shares sold	217	14,033
Receivable for dividends and interest	7,669	27,849
Total Assets	16,252,326	56,990,798

Liabilities
Payable for securities purchased	100,237	210,548
Payable for fund shares repurchased	1,094	65,093
Accrued expenses	8,464	16,535
Management fee payable	6,841	23,941
Fund service fee payable	1,368	4,788
Total Liabilities	118,004	320,905
Net Assets	$16,134,322	$56,669,893
Shares Outstanding	1,443,161	3,869,793
Net Asset Value and Maximum Offering Price Per Share	$11.18	$14.64

Net Assets Represent
Shares of beneficial interest at par value	$1,443	$3,870
Paid-in capital	14,823,904	44,084,226
Accumulated undistributed net investment income (loss)	—	—
Accumulated undistributed net realized gain (loss) on investments and foreign exchange	(1,800,753)	177,271
Unrealized appreciation (depreciation) of investments and foreign exchange	3,109,728	12,404,526
Net Assets	$16,134,322	$56,669,893
Investments at Cost	$13,012,346	$44,358,200

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the fiscal year ended December 31, 2011

	SVP	SVP	SVP
	Balanced	Bond	Common Stock
	Fund	Fund	Fund
Investment Income
Dividends	$254,018 *	$3	$4,495,014 *
Interest	186,592	2,356,281	975
Total Income	440,610	2,356,284	4,495,989

Expenses
Management advisory fee	95,458	267,348	1,034,396
Transfer agent fees	5,328	5,428	5,278
Custodian fees	3,900	9,000	11,500
Accounting and administration services	17,356	66,837	208,013
Auditing fees	8,000	20,000	49,000
Legal fees	2,200	9,250	29,000
Printing fees	5,000	19,000	32,000
Trustees’ and Chief Compliance Officer’s fees and expenses	3,400	12,650	41,000
Other	4,189	12,411	31,651
Total Expenses	144,831	421,924	1,441,838
Net Investment Income (Loss)	295,779	1,934,360	3,054,151

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions or Translations
Net realized gain (loss) from:
Investments	553,186	917,977	6,703,890
Foreign currency transactions	(40)	—	(457)
Net realized gain (loss)	553,146	917,977	6,703,433
Net change in unrealized appreciation (depreciation) during the period:
Investments	(247,794)	1,680,634	(4,834,653)
Foreign currency translations	4	—	139
Net change in unrealized appreciation (depreciation)	(247,790)	1,680,634	(4,834,514)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions or Translations	305,356	2,598,611	1,868,919
Net Increase (Decrease) in Net Assets from Operations	$601,135	$4,532,971	$4,923,070

* Net of foreign tax withholding of $1,640 in the SVP Balanced Fund and $44,474 in the SVP Common Stock Fund.

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	SVP	SVP
	Mid Cap	Small Company
	Fund	Fund
Investment Income
Dividends	$140,890 **	$423,937 **
Interest	107	743
Total Income	140,997	424,680

Expenses
Management advisory fee	87,483	320,622
Transfer agent fees	4,778	4,978
Custodian fees	14,650	21,250
Accounting and administration services	17,496	64,124
Auditing fees	8,000	18,000
Legal fees	2,250	8,000
Printing fees	6,400	26,000
Trustees’ and Chief Compliance Officer’s fees and expenses	3,350	12,800
Other	1,305	7,373
Total Expenses	145,712	483,147
Net Investment Income (Loss)	(4,715)	(58,467)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from sales of investments	2,240,337	7,717,101
Net change in unrealized appreciation (depreciation)	(1,615,271)	(5,808,826)
Net Realized and Unrealized Gain (Loss) on Investments	625,066	1,908,275
Net Increase (Decrease) in Net Assets from Operations	$620,351	$1,849,808

** Net of foreign tax withholding of $679 in the SVP Mid Cap Fund and $2,322 in the SVP Small Company Fund.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	SVP		SVP		SVP
	Balanced		Bond		Common Stock
	Fund		Fund		Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$295,779	$269,139	$1,934,360	$2,128,296	$3,054,151	$2,647,150
Net realized gain (loss) on sales of investments and foreign currency transactions	553,146	183,361	917,977	2,735,452	6,703,433	188,385
Net change in unrealized appreciation (depreciation)	(247,790)	1,486,687	1,680,634	(182,151)	(4,834,514)	27,076,792
Net increase (decrease) in net assets from operations	601,135	1,939,187	4,532,971	4,681,597	4,923,070	29,912,327

Distributions to Shareholders
From net investment income	(357,032)	(291,903)	(2,365,481)	(2,390,406)	(3,061,764)	(2,657,421)
From net realized gain on investments and foreign currency transactions	(383,804)	—	(38,954)	(3,261,487)	—	—
Return of capital	—	—	(445,358)	—	—	—
Total distributions to shareholders	(740,836)	(291,903)	(2,849,793)	(5,651,893)	(3,061,764)	(2,657,421)

From Share Transactions
Net proceeds from sales of shares	1,777,136	4,897,107	14,314,521	11,055,201	9,946,551	10,389,785
Net asset value of shares in reinvestment of dividends and distributions	740,836	291,903	2,849,793	5,651,893	3,061,764	2,657,421
	2,517,972	5,189,010	17,164,314	16,707,094	13,008,315	13,047,206
Less: Payments for shares reacquired	(6,191,256)	(4,477,901)	(13,684,155)	(14,456,285)	(33,338,418)	(27,753,264)
Increase (decrease) in net assets from capital share transactions	(3,673,284)	711,109	3,480,159	2,250,809	(20,330,103)	(14,706,058)
Total Increase (Decrease) in Net Assets for Year	(3,812,985)	2,358,393	5,163,337	1,280,513	(18,468,797)	12,548,848
Net Assets: Beginning of year	18,738,731	16,380,338	65,967,496	64,686,983	215,236,542	202,687,694
Net Assets: End of year	$14,925,746	$18,738,731	$71,130,833	$65,967,496	$196,767,745	$215,236,542
Undistributed Net Investment Income (Loss) at End of Year	$372	$458	$1	$2,659	$(12,596)	$(4,526)

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	SVP		SVP
	Mid Cap		Small Company
	Fund*		Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/11	12/31/10	12/31/11	12/31/10
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(4,715)	$7,327	$(58,467)	$22,186
Net realized gain (loss) on sales of investments and foreign currency transactions	2,240,337	1,417,717	7,717,101	4,002,838
Net change in unrealized appreciation (depreciation)	(1,615,271)	1,941,928	(5,808,826)	9,162,815
Net increase (decrease) in net assets from operations	620,351	3,366,972	1,849,808	13,187,839

Distributions to Shareholders
From net investment income	(1,445)	(8,132)	—	(31,996)
From net realized gain on investments and foreign currency transactions	—	—	(1,405,381)	—
Total distributions to shareholders	(1,445)	(8,132)	(1,405,381)	(31,996)

From Share Transactions
Net proceeds from sales of shares	2,883,018	2,303,629	5,864,403	5,584,990
Net asset value of shares in reinvestment of dividends and distributions	1,445	8,132	1,405,381	31,996
	2,884,463	2,311,761	7,269,784	5,616,986
Less: Payments for shares reacquired	(4,927,087)	(3,616,416)	(17,660,257)	(13,149,274)
Increase (decrease) in net assets from capital share transactions	(2,042,624)	(1,304,655)	(10,390,473)	(7,532,288)
Total Increase (Decrease) in Net Assets for Year	(1,423,718)	2,054,185	(9,946,046)	5,623,555
Net Assets: Beginning of year	17,558,040	15,503,855	66,615,939	60,992,384
Net Assets: End of year	$16,134,322	$17,558,040	$56,669,893	$66,615,939
Undistributed Net Investment Income (Loss) at End of Year	$—	$297	$—	$13,907

* Name change. Formerly known as SVP Mid Cap Growth Fund prior to April 30, 2010.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Selected per share data and ratios. Selected data for a share of beneficial interest outstanding throughout each fiscal period.

		Income from Investment Operations				Less Distributions
				Net gains or
				losses on
	Fiscal	Net asset	Net	securities		Dividends	Distributions
	year	value,	investment	(both	Total from	(from net	(from			Net asset
	(period	beginning	income	realized and	investment	investment	realized	Return of	Total	value, end of
SVP Fund	ended)	of period	(loss)^	unrealized)	operations	income)	gains)	capital	distributions	period
Balanced
	12/31/07	$12.52	$0.29	$0.77	$1.06	$0.31	$0.77	$—	$1.08	$12.50
	12/31/08	12.50	0.28	(3.28)	(3.00)	0.26	0.11	—	0.37	9.13
	12/31/09	9.13	0.20	1.76	1.96	0.27	—	—	0.27	10.82
	12/31/10	10.82	0.18	1.14	1.32	0.19	—	—	0.19	11.95
	12/31/11	11.95	0.21	0.28	0.49	0.30	0.32	—	0.62	11.82
Bond
	12/31/07	9.72	0.47	0.21	0.68	0.41	—	—	0.41	9.99
	12/31/08	9.99	0.50	(0.16)	0.34	0.41	—	—	0.41	9.92
	12/31/09	9.92	0.49	0.61	1.10	0.54	0.50	—	1.04	9.98
	12/31/10	9.98	0.33	0.40	0.73	0.39	0.53	—	0.92	9.79
	12/31/11	9.79	0.29	0.40	0.69	0.35	—	0.07	0.42	10.06
Common Stock
	12/31/07	13.39	0.19	1.18	1.37	0.16	0.28	—	0.44	14.32
	12/31/08	14.32	0.20	(4.93)	(4.73)	0.14	0.01	—	0.15	9.44
	12/31/09	9.44	0.15	2.47	2.62	0.16	—	—	0.16	11.90
	12/31/10	11.90	0.16	1.72	1.88	0.17	—	—	0.17	13.61
	12/31/11	13.61	0.20	0.09	0.29	0.22	—	—	0.22	13.68
Mid Cap^^
	12/31/07	10.18	(0.02)	2.26	2.24	—	—	—	—	12.42
	12/31/08	12.42	(0.02)	(5.70)	(5.72)	—	—	—	—	6.70
	12/31/09	6.70	0.01	2.04	2.05	0.01	—	—	0.01	8.74
	12/31/10	8.74	—	2.06	2.06	0.01	—	—	0.01	10.79
	12/31/11	10.79	—	0.39	0.39	—	—	—	—	11.18
Small Company
	12/31/07	14.33	0.08	1.16	1.24	0.09	1.50	—	1.59	13.98
	12/31/08	13.98	0.02	(4.54)	(4.52)	—	0.16	—	0.16	9.30
	12/31/09	9.30	0.02	2.51	2.53	0.05	—	—	0.05	11.78
	12/31/10	11.78	—	2.80	2.80	0.01	—	—	0.01	14.57
	12/31/11	14.57	(0.01)	0.45	0.44	—	0.37	—	0.37	14.64

Amounts designated as “-” are either zero or represent less than $0.005 or $(0.005).

The accompanying notes are an integral part of the financial statements.

	Ratios/Supplemental Data
				Ratio of			Ratio of net investment
				expenses to	Ratio of expenses to	Ratio of net	income (loss) to average
		Net assets at	Ratio of	average net	average net assets before	investment	net assets
		end of	expenses to	assets before	contractual and voluntary	income (loss) to	before contractual and	Portfolio
	Total return	period (000	average net	custodian fee	expense reimbursements	average net	voluntary expense	turnover
SVP Fund	(%)*	omitted)	assets (%)	credits (%)**	(%)***	assets (%)	reimbursements (%)***	rate (%)
Balanced
	8.44	$20,378	0.89	0.91	0.91	2.17	2.17	91
	(23.95)	13,480	0.83	0.85	0.85	2.44	2.44	59
	21.47	16,380	0.86	0.86	0.86	2.03	2.03	90
	12.19	18,739	0.85	0.85	0.85	1.62	1.62	197
	4.05	14,926	0.83	0.83	0.83	1.70	1.70	159
Bond
	7.05	27,629	0.74	0.76	0.76	4.71	4.71	306
	3.40	59,680	0.65	0.66	0.66	4.91	4.91	289
	11.08	64,687	0.64	0.64	0.64	4.57	4.57	241
	7.33	65,967	0.63	0.63	0.63	3.17	3.17	607
	7.04	71,131	0.63	0.63	0.63	2.89	2.89	539
Common Stock
	10.21	106,686	0.66	0.66	0.66	1.35	1.35	14
	(33.04)	147,356	0.57	0.57	0.57	1.61	1.61	6
	27.75	202,688	0.71	0.71	0.71	1.45	1.45	10
	15.80	215,237	0.70	0.70	0.70	1.32	1.32	9
	2.10	196,768	0.69	0.69	0.69	1.47	1.47	5
Mid Cap^^
	22.00	26,829	0.80	0.84	0.84	(0.14)	(0.14)	88
	(46.05)	13,502	0.76	0.78	0.78	(0.18)	(0.18)	119
	30.60	15,504	0.84	0.84	0.84	0.13	0.13	51
	23.51	17,558	0.81	0.81	0.81	0.05	0.05	32
	3.62	16,134	0.83	0.83	0.83	(0.03)	(0.03)	45
Small Company
	8.60	64,832	0.68	0.70	0.70	0.51	0.51	52
	(32.29)	49,604	0.63	0.64	0.64	0.19	0.19	42
	27.15	60,992	0.76	0.76	0.76	0.23	0.23	41
	23.74	66,616	0.75	0.75	0.75	0.04	0.04	30
	3.02	56,670	0.75	0.75	0.75	(0.09)	(0.09)	30

^	Calculated based upon average shares outstanding.
^^	Name change. Formerly known as SVP Mid Cap Growth Fund prior to April 30, 2010.
*

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and a redemption on the last day of the period. Total return does not include any fees, charges or expenses imposed by your insurance company, the issuer of variable annuity and life insurance contracts for which the funds serve as underlying investment vehicles. Total returns would have been lower in applicable years where the Funds’ investment advisor had not waived a portion of its fee.

**	The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian.
***	Expense reductions are comprised of the contractual expense reimbursements as described in Note (2), if applicable.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

(1) Organization:

The Sentinel Variable Products Trust (the “Trust”) is an open-end investment company, registered under the Investment Company Act of 1940 as amended, which continuously offers its shares to separate accounts of insurance companies to serve as investment vehicles for variable life insurance policies and annuity contracts. The Trust consists of five separate and distinct funds: Sentinel Variable Products Balanced Fund, Sentinel Variable Products Bond Fund, Sentinel Variable Products Common Stock Fund, Sentinel Variable Products Mid Cap Fund and Sentinel Variable Products Small Company Fund, all of which are diversified. The five funds of the Trust are referred to hereinafter collectively as the “Funds”, and individually as a “Fund.”

(2) Significant Accounting Policies:

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements that affect the reported amounts and disclosures on the financial statements. Actual results could differ from the estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

A. Security Valuation:

Equity securities that are traded on a national securities exchange and over-the-counter securities (“OTC”) listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day that the NYSE is open for business. Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices. OTC securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The mean between the bid and asked prices is generally used for valuation purposes. Short-term securities with original maturities of less than 60 days are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. Investments in mutual funds are valued at the net asset value per share on the day of valuation. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund’s pricing time but after the close of the securities’ primary markets, will be fair valued under procedures adopted by the Funds’ Board of Trustees. The Board has delegated this responsibility to a pricing committee, subject to its review and supervision.

B. Fair Value Measurement:

In accordance with GAAP regarding fair value measurements, fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

•            Level 1 — Quoted prices (unadjusted) in active markets for identical assets at the time of the NYSE close (normally 4:00 PM Eastern). Includes most domestic equities, American Depository Receipts, Exchange Traded Funds and Standard & Poor’s Depository Receipts that rely on unadjusted or official closing prices based on actual trading activity which coincides with the close of the NYSE.

•            Level 2 — Other significant observable inputs (evaluated prices factoring in observable inputs using some type of model, matrix or other calculation methodology which takes into consideration factors such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Includes most long-term and short-term fixed income investments and OTC securities not listed on the NASDAQ National Market System that rely on a mean price which falls between the last bid and asked quotes coinciding with the close of the NYSE. Investments in other Registered Investment Companies (RIC’s) that rely on calculated Net Asset Values (NAV’s) would also generally be considered Level 2.

•            Level 3 — Significant unobservable inputs (including non-binding broker quotes or the Sentinel Pricing Committee’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are normally valued using amortized cost, which approximates the current fair value of a security, but since this value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while the Trust believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different estimate of fair value at the reporting date. There have been no significant changes in valuation techniques during the fiscal year, but the Sentinel Pricing Committee considers factors such as few recent transactions, inconsistent price quotes and wider bid-ask spreads when determining if transactions are not orderly for fair valuation purposes.

Notes to Financial Statements

The fair value measurements as of December 31, 2011 were as follows:

	Quoted Prices	Other
	(Unadjusted) in Active	Significant	Significant
	Markets for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
SVP Fund / Category	(Level 1)	(Level 2)	(Level 3)	Total
Assets:
Investments in Securities:
Balanced:
Collateralized Mortgage Obligations	$—	$530,626	$—	$530,626
Domestic Common Stocks	10,373,751	—	—	10,373,751
Domestic Exchange Traded Funds	122,050	—	—	122,050
Foreign Stocks & ADR’s	476,680	—	—	476,680
Institutional Money Market Funds	—	246,996	—	246,996
Mortgage-Backed Securities	—	2,964,927	—	2,964,927
U.S. Treasury Obligations	—	200,000	—	200,000
Totals	$10,972,481	$3,942,549	$—	$14,915,030

Bond:
Collateralized Mortgage Obligations	$—	$4,821,025	$—	$4,821,025
Commercial Mortgage-Backed Securities	—	2,595,594	—	2,595,594
Corporate Bonds	—	22,959,056	—	22,959,056
Institutional Money Market Funds	—	957,271	—	957,271
Mortgage-Backed Securities	—	39,391,682	$—	39,391,682
Totals	$—	$70,724,628	—	$70,724,628

Common Stock:
Domestic Common Stocks	$184,219,669	$—	$—	$184,219,669
Domestic Exchange Traded Funds	2,196,900	—	—	2,196,900
Institutional Money Market Funds	—	1,663,991	—	1,663,991
Foreign Stocks & ADR’s	8,578,350	—	—	8,578,350
Totals	$194,994,919	$1,663,991	$—	$196,658,910

Mid Cap:
Agency Discount Notes	$—	$400,000	$—	$400,000
Domestic Common Stocks	14,869,408	—	—	14,869,408
Foreign Stocks & ADR’s	381,210	—	—	381,210
Institutional Money Market Funds	—	364,952	—	364,952
Real Estate Investment Trusts	106,504	—	—	106,504
Totals	$15,357,122	$764,952	$—	$16,122,074

Small Company:
Corporate Short-Term Notes	$—	$1,599,996	$—	$1,599,996
Domestic Common Stocks	51,573,102	—	—	51,573,102
Foreign Stocks & ADR’s	1,355,030	—	—	1,355,030
Institutional Money Market Funds	—	982,230	—	982,230
Real Estate Investment Trusts	1,252,368	—	—	1,252,368
Totals	$54,180,500	$2,582,226	$—	$56,762,726

Liabilities:
None.

Please refer to each Fund’s Schedule of Investments for more detailed information on specific securities.

There was no reportable Fair Value Level 3 activity for the fiscal year ended December 31, 2011.

There were no transfers between Level 1, Level 2 and Level 3 investments for the fiscal year ended December 31, 2011.

C. Securities Transactions and Investment Income:

Securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are accounted for on trade date. These exceptions include:

(1)          when trades occur on a day that happens to coincide with the last business day of a calendar month; or

(2)          on occasion, if Sentinel Administrative Services, Inc. (“SASI”), the Funds’ administrator, believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

Notes to Financial Statements

Interest income is recorded on the accrual basis, which includes the amortization of bond premiums on fixed-income securities. Dividend income is recorded on the ex-dividend date when verified by two independent sources and adjusted daily for foreign tax withholding, reclaims and currency fluctuations, when applicable. The cost of securities sold is determined, and realized gains and losses are computed, using the identified cost method. Market discount and original issue discount are accreted to income. Distributions received from the Funds’ investments in real estate investment trusts (“REITs”) and master limited partnerships often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held.

D. Dividends and Distributions:

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for gains and losses on mortgage-backed securities payment receipts, real estate investment trust return of capital distributions, net operating losses and dividends paid. The following reclassifications were made to reflect these differences as of December 31, 2011:

		Accumulated
	Accumulated	undistributed
	undistributed	net realized gain
	net investment	(loss) on
SVP Fund	income (loss)	investments	Paid-in capital
Balanced	$61,167	$(61,169)	$2
Bond	428,463	16,903	(445,366)
Common Stock	(457)	7,189	(6,732)
Mid Cap	5,863	—	(5,863)
Small Company	44,560	33,970	(78,530)

E. Repurchase Agreements:

Each Fund, to a limited extent, may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund. Each Fund, through its custodian, takes possession of the securities collateralizing repurchase agreements. All repurchase agreements used by the Funds will provide that the value of the collateral underlying the repurchase agreement always be at least equal to 102% of the repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding at December 31, 2011.

F. Federal Income Taxes:

Each Fund intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies. Each Fund intends to distribute all of its taxable income to its shareholders, relieving it of any federal or state excise tax or income tax liability. Each Fund is also required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. Fund management carried out procedures to identify material tax position adjustments and has none to report for the fiscal year ended December 31, 2011, along with the three previous fiscal years, which are still considered open and subject to examination.

G. Dollar Rolls:

The SVP Balanced and SVP Bond Fund may enter into dollar rolls in which the Funds sell securities for delivery in the current month, and simultaneously contract to repurchase similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Funds forego principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. Realized gains and losses on sales, if applicable, are recorded on trade date plus one or trade date. There were no dollar roll transactions during the fiscal year ended December 31, 2011.

H. Securities Lending:

Under an agreement with State Street Bank and Trust Company (“SSB”), the Funds may lend their securities, up to 50% of each Fund’s portfolio before taking into account the securities loaned, to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash in an amount equivalent to 102% (domestic) or 105% (foreign) of the market value of the loaned securities. Any adjustments in collateral required to maintain those levels due to market value fluctuations are made the next business day. The cash collateral is invested in a registered money market fund advised by State Street Global Advisors, a subsidiary of SSB. A portion of the income generated by the investment of the collateral, net of any rebates paid by SSB to the borrowers, is remitted to SSB as lending agent, and the remainder is retained by the Fund. The Fund receives from the borrower all accrued dividend and interest amounts while the securities are out on loan. The Fund retains certain ownership rights as to the loaned securities when retaining such rights is considered to be in the Fund’s best interest. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of the collateral. For the fiscal year ended December 31, 2011, none of the Funds loaned securities because Sentinel Asset Management, Inc. (“SAMI”) elected to temporarily suspend participation in the program.

I. Other:

Direct expenses of a Fund are charged to that Fund while common expenses of the Trust are allocated proportionately based upon the Funds’ respective average net assets or number of shareholder accounts. Earnings credits are received from State Street Bank and Trust Company (“SSB”), the custodian bank, on cash balances and are reflected in the statement of operations as an expense offset. There were no expense offsets for the fiscal year ended December 31, 2011.

(3) Management Advisory Fees and Related Party Transactions:

Pursuant to two Investment Advisory Agreements (“Advisory Agreements”), one dated November 1, 2000, as amended November 19, 2008 and one dated November 8, 2002, SAMI, a subsidiary of NLV Financial Corporation, manages each Fund’s investments and business operations under the overall supervision of the Trust’s Board of Trustees. SAMI is affiliated with National Life Insurance Company, which issues variable insurance and annuity products through which the Trust is offered,

Notes to Financial Statements

because National Life Insurance Company is also a subsidiary of NLV Financial Corporation. SAMI has the responsibility for making all investment decisions for the Funds. As compensation for services rendered under its advisory agreement, each Fund pays to SAMI a monthly fee determined as follows:

a) With respect to SVP Balanced Fund: 0.55% per annum on the average daily net assets of the Fund.

b) With respect to SVP Bond Fund: 0.40% per annum on the average daily net assets of the Fund.

c) With respect to the SVP Common Stock, SVP Mid Cap and SVP Small Company Funds: 0.50% per annum on the first $ 200 million of average daily net assets of each Fund; 0.45% per annum on the next $300 million of such assets of each Fund; and 0.40% per annum on such assets of each Fund in excess of $500 million.

Sentinel Financial Services Company (“SFSC), a subsidiary of SAMI, acts as the principal underwriter of shares of the Funds. SFSC receives no compensation from the Trust for acting as principal underwriter.

Each Trustee who is not an affiliate of SAMI receives an annual fee from the Trust of $12,000 plus $2,500 for each meeting attended. Fees paid to Trustees are generally distributed quarterly on a pro rata basis. This compensation totaled $22,000 each for Mr. McMeekin, Ms. Pope and Mr. Ricker for the fiscal year ended December 31, 2011.

The Funds’ Chief Compliance Officer also serves as Chief Compliance Officer of Sentinel Group Funds, Inc., a series investment company also advised by SAMI, SAMI itself, and the separate accounts of National Life Insurance Company which fund its variable life insurance and annuity products. Pursuant to an amended and restated agreement as of November 26, 2007, the Funds and Sentinel Group Funds, Inc. pay 50% of the costs incurred by these Chief Compliance Officer functions, including the salary and benefits of the Funds’ Chief Compliance Officer and his administrative assistant, and the other costs incurred by the Chief Compliance Officer. The Funds and Sentinel Group Funds, Inc. allocate their 50% share of these costs in proportion to net assets. Out-of-pocket costs which can be specifically allocated to a particular entity are so allocated.

Trustees’ and Chief Compliance Officer’s fees and expenses for the fiscal year ended December 31, 2011 were $73,200.

Pursuant to the Fund Services Agreement with SASI, a subsidiary of SAMI, the Trust receives certain transfer agency, fund accounting and administration services. For these services, the Fund Services Agreement provides for the Trust to pay to SASI a fixed fee totaling $20,000 per year for transfer agency services and a fee of 0.10% of average daily net assets of the Funds for fund accounting and administration services. For the fiscal year ended December 31, 2011 this fee totaled $398,644.

As of December 31, 2011, policyholders of variable insurance and annuity products offered by National Life Insurance Company held ownership in the Funds as follows:

Approximate %
SVP Fund	Ownership
Balanced	81.3%
Bond	33.9%
Common Stock	25.7%
Mid Cap	85.2%
Small Company	59.1%

(4) Investment Transactions:

Purchases and sales (excluding short-term obligations) for the fiscal year ended December 31, 2011 were as follows:

	Purchases of
	Other than	Purchases	Sales of Other
	U.S.	of U.S.	than U.S.	Sales of U.S.
	Government	Government	Government	Government
	Direct and	Direct and	Direct and	Direct and
	Agency	Agency	Agency	Agency
SVP Fund	Obligations	Obligations	Obligations	Obligations
Balanced	$26,893,525	$130,695	$29,261,911	$1,587,858
Bond	284,529,832	47,328,631	288,013,175	39,900,786
Common Stock	10,258,234	—	28,505,061	—
Mid Cap	7,590,327	—	9,618,898	—
Small Company	18,367,223	—	29,958,776	—

At December 31, 2011, the Trust had tax basis capital losses which may be used to offset future capital gains as follows:

		Expiring
SVP Fund		on 12/31
Common Stock	$1,681,555	2017

Mid Cap	$1,714,329	2017

Notes to Financial Statements

During the fiscal year ended December 31, 2011, the Funds utilized capital losses as follows:

Capital Losses
SVP Fund	Utilized
Balanced	$50,273
Common Stock	6,703,890
Mid Cap	2,260,001
Small Company	5,902,927

It is unlikely that a capital gains distribution will be paid until net gains have been realized in excess of such capital loss carry forwards or the carry forwards expire.

Net capital losses incurred after October 31st and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the period from November 1, 2011 to December 31, 2011, the Funds elected to defer until the first business day of 2012 for U.S. Federal income tax purposes net capital losses as stated below:

Capital Losses
SVP Fund	Deferred
Balanced	$10,933
Bond	21,453
Small Company	106,231

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by a Fund after December 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by a Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Pre-enactment losses may be more likely to expire unused since the Act prescribes that post-enactment losses must be utilized first.

(5) Shares of Beneficial Interest Transactions:

There are an unlimited number of authorized shares for each Fund in the Trust. Each share has a par value of $0.001. Transactions in shares for the fiscal year ended December 31, 2011 and the fiscal year ended December 31, 2010 were as follows:

		Shares issued in		Net increase
		reinvestment of		(decrease) in
		dividends and	Shares	shares
SVP Fund	Shares sold	distributions	reacquired	outstanding
Fiscal Year Ended December 31, 2011
Balanced	144,626	62,465	512,120	(305,029)
Bond	1,403,495	283,562	1,351,846	335,211
Common Stock	735,243	222,998	2,389,461	(1,431,220)
Mid Cap	257,287	129	441,285	(183,869)
Small Company	382,853	95,409	1,179,751	(701,489)
Fiscal Year Ended December 31, 2010
Balanced	431,082	24,447	401,161	54,368
Bond	1,053,463	579,681	1,373,310	259,834
Common Stock	842,962	195,255	2,251,994	(1,213,777)
Mid Cap*	241,876	750	389,927	(147,301)
Small Company	439,329	2,175	1,049,671	(608,167)

*Name change. Formerly known as SVP Mid Cap Growth Fund prior to April 30, 2010.

From time to time the Funds may have a concentration of several policyholders, insurance companies or insurance products holding a significant percentage of shares outstanding. Investment activities of these parties could have a material impact on the Funds.

(6) Distributions to Shareholders:

The tax character of distributions paid during the fiscal year ended December 31, 2011 were as follows:

	Ordinary	Long-Term	Return of
SVP Fund	Income	Capital Gain	Capital	Total
Balanced	$357,032	$383,804	$—	$740,836
Bond	2,372,837	31,598	445,358	2,849,793
Common Stock	3,061,764	—	—	3,061,764
Mid Cap	1,445	—	—	1,445
Small Company	—	1,405,381	—	1,405,381

Notes to Financial Statements

The tax character of distributions paid during the fiscal year ended December 31, 2010 were as follows:

	Ordinary	Long-Term	Return of
SVP Fund	Income	Capital Gain	Capital	Total
Balanced	$291,903	$—	$—	$291,903
Bond	5,316,052	335,841	—	5,651,893
Common Stock	2,657,421	—	—	2,657,421
Mid Cap*	8,132	—	—	8,132
Small Company	31,996	—	—	31,996

*Name change. Formerly known as SVP Mid Cap Growth Fund prior to April 30, 2010.

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

		Currently Distributable
	Currently	Long-Term
	Distributable	Capital Gain	Unrealized
	Ordinary	or Capital	Appreciation
SVP Fund	Income	Loss Carryover	(Depreciation)
Balanced	$1,343	$64,641	$2,754,598
Bond	—	—	1,106,172
Common Stock	6,814	(1,681,555)	37,976,683
Mid Cap	—	(1,714,329)	3,023,305
Small Company	—	548,027	12,140,001

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily due to wash sales recognized for tax purposes and return of capital distributions from portfolio investments.

(7) Indemnifications:

In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(8) Subsequent Events:

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Policyholders and Board of Trustees of Sentinel Variable Products Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Variable Products Balanced Fund, Sentinel Variable Products Bond Fund, Sentinel Variable Products Common Stock Fund, Sentinel Variable Products Mid Cap Fund and Sentinel Variable Products Small Company Fund of the Sentinel Variable Products Trust (the “Funds”) at December 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 17, 2012

Actual and Hypothetical Expenses for Comparison Purposes

(Unaudited)

Example

When you allocate to one or more of the Sentinel Variable Products Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of allocating to the Funds and to compare these costs with the ongoing costs of allocating to other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 07/01/11 through 12/31/11.

Actual Expenses

The first line of each Fund entry in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid from 07/01/11 through 12/31/11 to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund entry in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of the share class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of allocating to a specific Sentinel Variable Products Trust Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below do not include fees and expenses charged or incurred by the separate accounts of insurance companies which purchases shares of the Funds to serve as investment vehicles under variable life insurance policies or variable annuity contracts issued by them. If such expenses were included, the overall expenses shown in the table below would be higher and the ending account values would be lower.

						Expenses Paid
			Beginning	Ending		from 07/01/11
	Total Return	Total Return	Account Value	Account Value	Annualized	through
SVP Fund	Description	Percentage	07/01/11	12/31/11	Expense Ratio	12/31/11*
Balanced	Actual	-1.16%	$1,000.00	$988.41	0.82%	$4.11
	Hypothetical
	(5% per year
	before expenses)	2.11%	1,000.00	1,021.07	0.82%	4.18
Bond	Actual	3.96%	1,000.00	1,039.65	0.63%	3.24
	Hypothetical
	(5% per year
	before expenses)	2.20%	1,000.00	1,022.03	0.63%	3.21
Common Stock	Actual	-4.83%	1,000.00	951.73	0.68%	3.35
	Hypothetical
	(5% per year
	before expenses)	2.18%	1,000.00	1,021.78	0.68%	3.47
Mid Cap	Actual	-6.04%	1,000.00	939.58	0.85%	4.16
	Hypothetical
	(5% per year
	before expenses)	2.09%	1,000.00	1,020.92	0.85%	4.33
Small Company	Actual	-8.26%	1,000.00	917.45	0.76%	3.67
	Hypothetical
	(5% per year
	before expenses)	2.14%	1,000.00	1,021.37	0.76%	3.87

* Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Information and Services for Shareholders (Unaudited)

Federal Tax Status of Dividends and Distributions

Certain tax information for the Sentinel Variable Products Trust Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended December 31, 2011.

The following table represents the percentage of ordinary income distributions eligible for the dividends received deduction and the percentage of its ordinary income distributions treated as qualified dividend income along with the dollar amount of long-term capital gains distributed by the Funds.

	Dividends	Qualified	Long-Term
	Received	Dividend	Capital Gain
Fund	Deduction	Income	Distribution
Balanced	70.99%	70.99%	$383,804
Bond	—	—	31,598
Common Stock	100.00	100.00	—
Mid Cap	100.00	100.00	—
Small Company	—	—	1,405,381

Portfolio Proxy Voting Guidelines and Voting Record

Sentinel Variable Products Funds portfolio proxy voting guidelines, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th, are available without charge online at www.nationallifegroup.com under “Customer Support”, then “Funds and Prospectus”, and at www.sec.gov, or by calling (800) 537-7003.

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C (Call 1-800-SEC-0330 for more information.)

Board Approval of Investment Advisory Agreements (Unaudited)

Sentinel Variable Products Trust (the “Trust”) has entered into investment advisory agreements (the “Advisory Agreements”) with Sentinel Asset Management, Inc. (the “Advisor”) with respect to its five series funds (each a “Fund” and collectively the “Funds”). The Advisory Agreements consist of an agreement dated November 1, 2000 (as amended November 19, 2008) relating to the Common Stock, Mid Cap and Small Company Funds and an agreement dated November 8, 2002 relating to the Balanced and Bond Funds. As required by the Investment Company Act of 1940 (the “Investment Company Act”), the Board of Trustees (the “Board”) considers the continuance of the Advisory Agreements on an annual basis. On August 11, 2011, the Board approved the continuance of the Advisory Agreements for an additional year.

Contract Review Process

The Board discusses the Funds’ investment advisory arrangements with the Advisor on a regular basis. In connection with the Board’s most recent consideration of the Advisory Agreements, the Advisor provided the Trustees with the information described below. In addition, the Trust’s counsel, which is independent of the Advisor, provided a memorandum to the Trustees describing the legal standards for their consideration of the proposed approvals. The Trustees who are not interested persons of the Trust (as such persons are defined in the Investment Company Act) (the “Independent Trustees”) held a telephonic meeting with the Trust’s counsel on August 2, 2011 to consider these materials and the proposed continuance of the Advisory Agreements. Following this meeting, the Independent Trustees requested and received additional information from the Advisor. The Board, including all of the Independent Trustees, met on August 11, 2011 to further consider the proposed continuance of the Advisory Agreements. During this meeting, the Advisor reviewed the performance of the Funds and the profitability to the Advisor and its affiliates of their relationships with the Funds. The Trust’s counsel attended such meeting. At the conclusion of the meeting, based on the considerations described in more detail below, the Trustees, including all of the Independent Trustees, unanimously approved the continuance of the Advisory Agreements for an additional year.

In reaching their determinations with respect to each Fund regarding the continuance of the Advisory Agreements, the Trustees considered all factors they believed relevant, including the following:

•                       information provided by Morningstar Associates, LLC (“Morningstar”), an independent third party, comparing the performance of each Fund to the performance of other funds, including variable product funds, with similar investment objectives and, where available from Morningstar, to the performance of the average performance of all such other funds;

•                       the nature, extent and quality of investment services rendered by the Advisor;

•                       revenue received by the Advisor and its affiliates in respect of the Funds;

•                       the costs borne by, and profitability of, the Advisor in providing services to the Funds;

•                       comparative fee and expense data for each Fund and other funds with similar investment objectives;

•                       the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors;

•                       the Advisor’s policies and practices regarding allocation of portfolio transactions of the Funds, and the extent to which the Advisor benefits from soft dollar arrangements;

•                       any indirect benefits that the Advisor and its affiliates receive from their relationships to the Funds;

•                       information about fees charged by the Advisor to other clients with similar objectives;

•                       the professional experience and qualifications of each Fund’s portfolio manager(s) and other senior personnel of the Advisor;

•                       the compliance record of the Advisor and affiliates under applicable securities and other laws, and under the Advisor’s internal compliance program; and

•                       the terms of each Advisory Agreement.

The Board’s conclusions on a series of points relating to the Advisor, the services it provides and the Advisory Agreements are summarized below.

The Advisor’s Personnel and Investment Process

Each quarter the Trustees discuss with senior management of the Advisor the strategies being used to achieve each Fund’s stated objectives. Among other things, the Board considers the size, education and experience of each Fund’s portfolio management team.

Throughout the year, the Board requested and received information that included sales and redemption data for each Fund, a discussion on investment strategies used by the Fund and the valuation and pricing of each Fund’s portfolio holdings. The Board also considered the material provided by the Advisor at the Board’s request discussed above that included performance and expense information (including advisory fees) for other similar mutual funds provided by Morningstar.

The Board determined the Advisor is an asset management firm with appropriate knowledge and experience to manage the Funds, which provides excellent investment advisory and non-advisory services to the Funds. In addition, the Board noted that it appeared the Advisor’s resources, organization and history would allow it to continue to provide consistent services to the Funds.

Fund Performance

The Board receives performance data at least quarterly but, consistent with the Advisor’s investment goals, the Board attaches importance to Funds’ performance over relatively long periods of time, typically at least three years. The Board monitors the Advisor’s efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness.

The Board considered the performance of each Fund i) as a percentage return compared to the return of other funds, including variable product funds, with similar investment objectives and ii) as a percentile rank among all such other funds. The Board received performance information relating to several different time periods. Information provided by Morningstar indicated that a majority of the Funds had total returns in the top two quintiles compared to their category for the most recent three or five year periods. The Morningstar report also showed information relating to each Fund’s risk-adjusted performance. This information was based on the Sharpe ratio (a recognized measure of risk-adjusted performance) and showed that a majority of the Funds had a Sharpe ratio in the top two quintiles for the three and five year periods.

The Board discussed with the Advisor the portfolio management of each of the Funds. In that discussion, the Advisor commented specifically on the Mid Cap Fund, noting that such Fund had performed below the median level for its category for several periods. With respect to this Fund, the Advisor noted that new portfolio managers had assumed responsibility for that Fund in mid-December 2008. The Advisor also noted that lower-quality mid-cap companies had outperformed other mid-cap companies during 2008 and early 2009 and that the Fund’s focus on higher-quality issuers had impacted its relative performance. The Advisor noted that the

Board Approval of Investment Advisory Agreements

Fund’s focus on higher-quality issuers had favorably impacted its performance more recently and that the Fund’s return for the year ended June 30, 2011 was 37.48%.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Advisory Agreements, that the performance of each of the Funds and the Advisor supported the continuation of each Advisory Agreement.

Advisory Fees and Other Expenses

The Board reviewed each Fund’s annual expense ratio, which reflects asset-based costs such as advisory fees, accounting and administrative costs and the effects of any fee waivers. The Board then compared each Fund’s expense ratio to the average expense ratio of the similar funds provided by Morningstar. The Board noted that the net expense ratio of a majority of the Funds ranked in the top half (lower expenses) of their Morningstar peers for the most recent annual period reported by Morningstar. The Board also considered the advisory fee rates charged by the Advisor for managing mutual fund portfolios that are similar to the Funds but available to the public. After reviewing this and related information, the Board concluded, within the context of its overall conclusions regarding each of the Advisory Agreements, that the fees and expenses of each of the Funds supported the approval of the Advisory Agreements.

Profitability

The Board reviewed information prepared by the Advisor regarding the profits of the Advisor attributable to its advisory relationship with each Fund, as well as the overall profitability to the Advisor and its affiliates of their relationships with the Funds. The Independent Trustees also reviewed with the Advisor the methodology it used to allocate expenses for purposes of such profitability analysis and noted that no one allocation methodology is widely accepted across the business. The Board reviewed the 2010 pretax and pre- and post-distribution profitability of the Advisor and its affiliates in providing services to the Funds as compared to information prepared by SNL Financial regarding the profitability of several publicly held investment management companies.

After reviewing these and related factors, the Board concluded, within the context of its overall conclusions regarding each of the Advisory Agreements, that the cost allocation methodologies were reasonable, and profitability of the Advisor was not inconsistent with other industry data.

Economies of Scale

The Board considered whether there had been economies of scale in respect of the management of the Funds, and whether the Fund has appropriately benefited from any available economies of scale. The Trustees recognized that the fee schedules in the Advisory Agreement for the Common Stock, Mid Cap and Small Company Funds each have breakpoints that reduce the advisory fee rate as the Fund’s assets increase above certain levels. They also considered the current level of assets of each Fund. After reviewing these and related factors, the Board concluded, within the context of its overall conclusions regarding each Advisory Agreement, that the Funds appropriately participate in economies of scale.

Conclusion

Based on the review process described above, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Agreements. In arriving at its decision, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together and different Trustees may have attributed different weights to the various factors considered.

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Trustees

There are four Trustees of Sentinel Variable Products Trust. The Trustees are responsible for oversight of the five Funds currently comprising Sentinel Variable Products Trust. Information about the three independent Trustees is set forth below. Information concerning the one affiliated Trustee is set forth under “Officers” on the next page. The Statement of Additional Information has additional information about the Fund’s Trustees and is available, without charge, upon request by calling (800) 537-7003.

Name, Address, Age	Position and Length of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships
William D. McMeekin (67) National Life Drive Montpelier, VT 05604	Trustee, since 2000

Former Executive Vice President, Commercial Services — TD Banknorth, N.A. (formerly Banknorth Vermont) from June, 2005 to May 2006; Senior Vice President & Senior Lending Officer, from 2001 to 2005; Community President — The Howard Bank, from 2000 to 2001

None

Nancy F. Pope (58) National Life Drive Montpelier, VT 05604	Trustee, since 2007

Trustee — Northfield Savings Bank, since 1995; Director — Spaulding High School Union District, from 2008 to 2011; Trustee — Governor’s Institute of Vermont, from 2007 to May 2008; Director (Chair) — Barre Town School District, from 1995 to 2004; Trustee (Vice Chair) — Aldrich Public Library, since 2002 and from 1993 to 2000

None

William G. Ricker (72) National Life Drive Montpelier, VT 05604	Trustee, since 2000	Former President — Denis, Ricker & Brown (Insurance Agency), from 1980 to 2001	None

Officers

Information relating to the one Trustee who is an officer and “interested person” of the Funds as defined in the Investment Company Act of 1940, as amended, and to the other officers of the Funds is set forth below.

Position and Length
Name, Address, Age	of Time Served*	Principal Occupation(s) During Past Five Years	Public Directorships
Mehran Assadi (53)** National Life Drive Montpelier, VT 05604	Chair and Trustee, since 2009

National Life Holding Company (a mutual insurance company) and National Life Insurance Company (“National Life”) — President and Chief Executive Officer, since 2009; President — Life and Annuity, from 2005 to 2009; Interim Chief Information Officer, from 2003 to 2005; NLV Financial Corporation - President and Chief Executive Officer, since 2009; Executive Vice President, from 2008 to 2009

N/A

Christian W. Thwaites (54) National Life Drive Montpelier, VT 05604	President and Chief Executive Officer, since 2005

Sentinel Asset Management, Inc. (“Advisor”) — President & Chief Executive Officer, since 2005; National Life — Executive Vice President, since 2005; Sentinel Funds — President, Chief Executive Officer and Director, since 2005; Sentinel Financial Services Company (“SFSC”) — Chief Executive Officer, since 2005, President from 2005 to 2006; Sentinel Administrative Services, Inc. (“SASI”) — President & Chief Executive Officer, since 2005; Sentinel Advisors Company (“SAC”) and Sentinel Administrative Services Company (“SASC”) — President & Chief Executive Officer, from 2005 to 2006; Skandia Global Funds — Chief Executive Officer, from 1996 to 2004

Sentinel Funds (15 Portfolios)

Thomas P. Malone (55) National Life Drive Montpelier, VT 05604	Vice President & Treasurer, since 2000	SASI — Vice President, since 2006; Sentinel Funds — Vice President and Treasurer, since 1997; SASC — Vice President, from 1998 to 2006	N/A

John K. Landy (52) National Life Drive Montpelier, VT 05604	Vice President, since 2004	SASI — Senior Vice President, since 2006; Sentinel Funds — Vice President, since 2003; SASC — Senior Vice President, from 2004 to 2006; Vice President, from 1997 to 2004	N/A

Scott G. Wheeler (46) National Life Drive Montpelier, VT 05604	Assistant Vice President & Assistant Treasurer, since 2004

SASI — Vice President, since 2007; Assistant Vice President, from 2006 to 2007; Sentinel Funds — Assistant Vice President and Assistant Treasurer, since 1998; SASC — Assistant Vice President, from 1998 to 2006

N/A

Lisa F. Muller (44) National Life Drive Montpelier, VT 05604	Secretary, since 2008

National Life — Counsel, since 2008; Sentinel Funds — Secretary, since 2008; State of Vermont, Department of Banking and Insurance — Assistant General Counsel, from 2006 to 2008; Davis, Polk and Wardwell — Associate, from 2005 to 2006 and from 1999 to 2002; U.S. District Court N.D. Illinois — Law Clerk, from 2002 to 2004

N/A

Lindsay E. Staples (30) National Life Drive Montpelier, VT 05604	Assistant Secretary, since 2010 and from 2007 to 2009

National Life — Senior Securities Paralegal, since 2010; Sentinel Funds — Assistant Secretary, since 2010 and from 2007 to 2009; National Life — Senior Compliance Associate, from 2009 to 2010; National Life — Securities Paralegal, from 2007 to 2009; Holman Immigration — Paralegal, 2006 to 2007; Wilmer Cutler Pickering Hale and Dorr — Paralegal, 2004 to 2006

N/A

D. Russell Morgan (55) National Life Drive Montpelier, VT 05604	Chief Compliance Officer, since 2004; Secretary, from 2000 to 2005

Advisor; National Variable Annuity Account II; National Variable Life Insurance Account — Chief Compliance Officer, since 2004; Sentinel Funds — Chief Compliance Officer, since 2004; Secretary, from 1988 to 2005; National Life — Assistant General Counsel, from 2001 to 2005; Equity Services, Inc. — Counsel, from 1986 to 2005; Advisor, SFSC, SASC — Counsel, from 1993 to 2005

N/A

* Each officer is elected by, and serves at the pleasure of, the Board of the Funds.

** Mr. Assadi is an “interested person” of the Funds because he is the President and Chief Executive Officer of SAMI’s parent company.

Investment Advisor

Sentinel Asset Management, Inc.

Principal Underwriter

Sentinel Financial Services Company

Counsel

Sidley Austin LLP

Custodian

State Street Bank & Trust Company —

Kansas City

Transfer Agent, Shareholder Servicing

Agent and Administrator

Sentinel Administrative Services, Inc.

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One National Life Drive, Montpelier, VT 05604

A Standard of Stewardship

Stewardship is a serious responsibility that can be measured and proven over time.

That’s why we are committed to quality, consistency and sustainable results, counted in years rather than days, weeks or months.

Sentinel Investments has quietly set a standard of stewardship for more than 75 years.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

This annual report is authorized for distribution to prospective investors only when preceded by an effective Prospectus.

Consider a fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information and is available from your financial advisor or www.sentinelinvestments.com. Please read it carefully before you invest.

Sentinel Investments is the unifying brand name for Sentinel Financial Services Company, Sentinel Asset Management, Inc., and Sentinel Administrative Services, Inc. Sentinel Funds are distributed by Sentinel Financial Services Company, One National Life Drive, Montpelier, VT 05604, 800-282-FUND, www.sentinelinvestments.com. 63061 SF0942(0212)

ITEM 2. CODE OF ETHICS

(a) As of December 31, 2011, the Registrant had adopted a code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c) There were no amendments during the fiscal year ended December 31, 2011 to any provision of the code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers.

(d) There were no waivers granted during the fiscal year ended December 31, 2011 from any provision of the code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers.

(e) Not applicable.

(f) A copy of the Registrant’s code of ethics is attached as an exhibit.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board of Trustees has determined that the Board of Trustees currently does not have an Audit Committee Financial Expert serving on the Registrant’s Audit Committee. However, the members of the Audit Committee, which consists of the three non-interested trustees of the Registrant, after considering all the factors that they deem relevant, including the experience and business backgrounds of its members, have determined that as a group they have the attributes necessary to provide appropriate oversight in connection with preparation of the Registrant’s financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for professional services rendered to the Registrant for the last two fiscal years as follows:

2010	$87,000
2011	$90,000

(b) Audit-Related Fees.  PricewaterhouseCoopers billed the Registrant’s transfer agent, Sentinel Administrative Services Inc. (“SASI”), aggregate fees for services which related to the SASI SAS 70 or SSAE 16 report, as the case may be, in the last two fiscal years as follows

2010	$79,000
2011	$81,750

(c) Tax Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for services including the review of the Registrant’s applicable tax returns and responding to general tax questions for the last two fiscal years as follows:

2010	$24,000
2011	$20,700

(d) All Other Fees. PricewaterhouseCoopers has not billed the Registrant for other products and services during the last two fiscal years.

(e)(1) Audit Committee Pre-Approval Policy. The policy of the Registrant’s Audit Committee is to pre-approve (or establish a policy for the pre-approval of) all auditing services to be provided to the Registrant by the independent auditor and to pre-approve (or establish policies for the pre-approval of) all non-auditing services, including tax services, to be provided to the Registrant by the independent auditor. The Audit Committee also must pre-approve non-auditing services to be provided to the Registrant’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) 100% of the services described in (b), (c) and (d) above were approved by the Audit Committee.

(f) All of the work in connection with the audit of the Registrant’s financial statements was performed by full-time employees of PricewaterhouseCoopers.

(g) Except as disclosed in Item 4(c), there were no non-audit fees billed by PricewaterhouseCoopers for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the Registrant’s last two fiscal years.

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(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) Not applicable.

(b) Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No material changes.

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ITEM 11.  CONTROLS AND PROCEDURES

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sentinel Variable Products Trust

By:	/s/ Christian W. Thwaites
Christian W. Thwaites,
President & Chief Executive Officer

Date: March 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian W. Thwaites
Christian W. Thwaites,
President & Chief Executive Officer

Date: March 6, 2012

By:	/s/ Thomas P. Malone
Thomas P. Malone,
Vice President & Treasurer

Date: March 6, 2012

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